UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

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Montpelier Re Holdings Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

NOTICE OF 2010 ANNUAL GENERAL MEETING OF MEMBERS (herein referred to as “Shareholders”)

To Be Held on May 19, 2010 at 10:30 a.m. Atlantic Daylight Time

To Our Shareholders:

The 2010 Annual General Meeting of Shareholders (the “2010 Annual Meeting”) of Montpelier Re Holdings Ltd. (the “Company”) will be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 19, 2010, at 10:30 a.m. Atlantic Daylight Time.  At this meeting you will be asked to consider and vote on the following proposals:

1)        To fix the number of directors of the Company at twelve and to elect one Class A director and four Class B directors to the Company’s Board of Directors (the “Board”) for terms expiring in 2012 and 2013, respectively,

2)        To elect the designated company directors of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda,

3)        To approve three proposals amending and restating the Company’s Amended and Restated Bye-Laws, each of which, if adopted, would go into effect from the conclusion of the 2010 Annual Meeting, and

4)        To appoint PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PricewaterhouseCoopers”), as the Company’s independent auditor for 2010 and to authorize the Board, acting by the Company’s Audit Committee, to set their remuneration.

In addition, we will consider any other business as may properly come before the 2010 Annual Meeting and any adjournments thereof.

The Company’s audited financial statements as of and for the year ended December 31, 2009, as approved by the Board, will be presented at the 2010 Annual Meeting, pursuant to the provisions of the Bermuda Companies Act 1981 and the Company’s Bye Laws.

The close of business on March 31, 2010 has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the 2010 Annual Meeting or any adjournments thereof. For a period of at least ten days prior to the 2010 Annual Meeting, a complete list of Shareholders entitled to vote at the 2010 Annual Meeting will be open for examination by any Shareholder during ordinary business hours at the offices of the Company at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  This Proxy Statement, the Notice of the 2010 Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about April 9, 2010.

The Company’s Proxy Statement and Annual Report are also available at https://materials.proxyvote.com/G62185.

Shareholders are urged to complete, date, sign and return the enclosed proxy card to Montpelier Re Holdings Ltd. in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the 2010 Annual Meeting. Please note that the person designated as your proxy need not be a Shareholder. Persons who hold their shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their shares by telephone or over the internet.

By Order of the Board,

JONATHAN B. KIM
Secretary

Pembroke, Bermuda

March 31, 2010

The Company  was incorporated as an exempted Bermuda limited liability company under the laws of Bermuda in November 2001. Through its subsidiaries located in Bermuda, the United States (the “U.S.”), the United Kingdom (the “U.K.”) and Switzerland, the Company provides customized and innovative insurance and reinsurance solutions to the global market.

Montpelier Reinsurance Ltd. (“Montpelier Re”), our principal wholly-owned operating subsidiary based in Pembroke, Bermuda, is registered as a Bermuda Class 4 insurer. Montpelier Re seeks to identify and underwrite attractive insurance and reinsurance opportunities by utilizing proprietary risk pricing and capital allocation models and catastrophe modeling tools.

Montpelier Syndicate 5151 (“Syndicate 5151”), our wholly-owned Lloyd’s of London syndicate based in London, underwrites primarily short-tail lines, mainly property insurance and reinsurance, engineering, marine  hull, cargo and specie and a limited amount of specialty casualty classes sourced from the London, U.S. and European markets. Montpelier Capital Limited, our wholly-owned subsidiary based in London, serves as Syndicate 5151’s sole corporate member.  Montpelier Underwriting Agencies Limited (“MUAL”), our wholly-owned Lloyd’s Managing Agent based in London, manages Syndicate 5151. Montpelier Underwriting Services Limited (“MUSL”), our wholly-owned subsidiary based in London provides support services to Syndicate 5151 and MUAL.

Montpelier Underwriting Inc. (“MUI”), Montpelier Europa AG (“MEAG”) and Paladin Underwriting Agency Limited (“PUAL”), our wholly-owned Lloyd’s Coverholders, are authorized to enter into contracts of insurance and reinsurance and/or issue documentation on our behalf. MUI, based in Hartford, CT, underwrites insurance and reinsurance business on behalf of Syndicate 5151 through managing general agents and intermediaries with a focus on treaty business. MEAG, based in Zug, Switzerland, focuses on insurance and reinsurance markets in Continental Europe and the Middle East on behalf of Syndicate 5151 and Montpelier Re. PUAL, based in London, underwrites primarily short-tailed lines on behalf of both Syndicate 5151 and third parties, with a focus on specialist contractors, recycling and crime classes of business.

Montpelier U.S. Insurance Company (“MUSIC”), our wholly-owned admitted insurer based in Scottsdale, AZ, is authorized as an excess and surplus lines insurer in 48 states and Washington D.C.  MUSIC  underwrites smaller commercial property and casualty risks that do not conform to standard insurance lines.

Montpelier Technical Resources Ltd. (“MTR”), our wholly-owned subsidiary based in Woburn, MA and Hanover, NH, provides accounting, finance, risk management, information technology, internal audit, human resources and advisory services to the Company and many of its subsidiaries.

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

PROXY STATEMENT

2010 Annual General Meeting of Shareholders

May 19, 2010

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board to be voted at the 2010 Annual Meeting to be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 19, 2010 at 10:30 a.m. Atlantic Daylight Time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of 2010 Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about April 9, 2010.

As of March 31, 2010, the record date for the determination of persons entitled to receive notice of, and to vote at, the 2010 Annual Meeting, there were 71,082,196 common shares of the Company, par value U.S. 1/6 cent per share (“Common Shares”), outstanding.  Common Shares are our only class of equity securities outstanding and entitled to vote at the 2010 Annual Meeting.  Common Shares are quoted on the New York Stock Exchange, Inc. (the “NYSE”) under the ticker symbol MRH.

Holders of Common Shares are entitled to one vote on each matter to be voted upon by the Shareholders at the 2010 Annual Meeting for each share held. Pursuant to Bye-Law  51 of our Bye-Laws, if, and so long as, the “controlled shares” (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the Common Shares entitled to vote generally at an election of directors, then the votes conferred by the controlled shares owned by such person shall be reduced by whatever amount is necessary so that after any such reduction such votes shall constitute no more than 9.5% of the total voting power of all the Common Shares entitled to vote generally at any election of directors as set forth in our Bye-Laws. In addition, our Board may adjust a Shareholder’s voting rights to the extent that it reasonably determines in good faith that it is necessary to do so to avoid adverse U.S. tax consequences or materially adverse legal or regulatory treatment to the Company or any subsidiary of the Company or to any Shareholder or affiliate controlled by such Shareholder. “Controlled shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively (within the meaning of Section 958 of the U.S. Internal Revenue Code).

In order to determine the number of controlled shares owned by each Shareholder, we are authorized to require any Shareholder to provide information as to that Shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the Shareholder’s Common Shares, relationships with other Shareholders or any other facts the directors may deem relevant to a determination of the number of Common Shares attributable to any person. We may, in our reasonable discretion, disregard the votes attached to Common Shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.

The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is, the number of maximum possible votes entitled to attend and vote at a general meeting, after giving effect to Bye-law 51) of all of the issued and outstanding Common Shares throughout the meeting shall form a quorum for the transaction of business at the 2010 Annual Meeting.

At the 2010 Annual Meeting, Shareholders will also receive the report of our independent registered public accounting firm and may be asked to consider and take action with respect to such other matters as may properly come before the 2010 Annual Meeting.

Except as described below, each of the Shareholder proposals presented herein will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the 2010 Annual Meeting, subject to Bye-law 51, provided a quorum is present.  However, Proposal 3C: “Reduction in Subsidiary Board Elections,” requires approval by the affirmative vote of at least two-thirds of the total number of Common Shares entitled to vote at the 2010 Annual Meeting.  See “Proposals 3A, 3B, 3C -  Adoption of the Amended and Restated Bye-Laws.”  The Company intends to conduct all voting at the 2010 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-Laws.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010.  The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/G62185.

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Solicitation and Revocation

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

Such persons designated as proxies serve as officers of the Company. Any Shareholder desiring to appoint another person to represent him or her at the 2010 Annual Meeting may do so either by inserting such person’s name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated herein, before the time of the 2010 Annual Meeting. It is the responsibility of the Shareholder appointing such other person to represent him or her as proxy to inform such person of this appointment.

All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly executed proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2010 Annual Meeting. If a Shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the Common Shares in respect of which he or she is appointed proxyholder in accordance with the directions of the Shareholder appointing him or her. Any Shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2010 Annual Meeting. Attendance at the 2010 Annual Meeting by a Shareholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy.

Member brokerage firms of the NYSE that hold Common Shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon the proposal to appoint PricewaterhouseCoopers, an independent registered public accounting firm, as the Company’s independent auditor for 2010 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration. The election of directors and the proposal to adopt the Amended and Restated Bye-Laws are considered to be non-routine matters on which a broker will not have discretionary authority to vote if no instructions are given by the beneficial owner of the Common Shares.

We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies for a fee of $7,750, plus the reimbursement of reasonable out of pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the 2010 Annual Meeting to the beneficial owners of Common Shares which such persons hold of record.

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PROPOSAL 1

APPROVAL OF A TWELVE MEMBER BOARD AND ELECTION OF DIRECTORS

Our Bye-Laws provide for a classified Board, divided into  three classes of approximately equal size. Each director serves a three-year term, except in the case of a director appointed to fill a casual vacancy.  Currently, our full board consists of twelve directorships.

At the 2010 Annual Meeting, Shareholders are requested to elect one nominee to Class A with a term expiring in 2012 and four nominees to Class B with a term expiring in 2013.

Messrs. Bruton, Busher, Davis, Shettle and Dr. Burgi have been nominated for election as directors at the 2010 Annual Meeting by the Chairman of the Board.  If elected, Mr. Bruton will serve  for a two-year term expiring at the Company’s 2012 Annual General Meeting of Shareholders or until his respective successor is elected and qualified. If elected, each of Messrs. Busher, Davis, Shettle and Dr. Burgi will serve for a three-year term expiring at the Company’s 2013 Annual General Meeting of Shareholders or until their respective successors are elected and qualified.  In the event that Shareholders fail to elect each of the director nominees, the number elected shall be deemed to be the number of directors so fixed.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 WHICH CALLS FOR THE APPROVAL OF A TWELVE MEMBER BOARD AND ELECTION OF THE DIRECTOR NOMINEES

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Director Nominees

The current members and nominees of the Board and terms of each class are set forth below:

Name	Age	Position	Director Since

Class A - term ending 2012
Anthony Taylor	64	Chairman	2001
Allan W. Fulkerson	76	Director	2001
Candace L. Straight	62	Director	2006
John D. Collins	71	Director	2007
John G. Bruton*	62	Director Nominee	—

Class B - term ending 2010
John F. Shettle, Jr.*	55	Lead Director	2004
Morgan W. Davis*	59	Director	2006
Thomas G.S. Busher*	54	Deputy Chairman, COO and EVP	2007
Heinrich Burgi*	60	Director Nominee	—

Class C — term ending 2011
Clement S. Dwyer, Jr.	61	Director	2006
J. Roderick Heller III	72	Director	2007
Ian M. Winchester	63	Director	2007
Christopher L. Harris	40	Director, President and CEO	2008

*  Nominated for election at the 2010 Annual Meeting.

On March 1, 2010, Wilbur L. Ross, Jr., a former director of  the Company, resigned from the Board.  See “Certain Relationships and Related Transactions.”

Each of the director nominees for election at the 2010 Annual Meeting have been nominated by the Compensation and Nominating Committee (the “CN Committee”) and nominees Busher, Davis and Shettle were previously elected by Shareholders.

The following information presents the principal occupation, business experience, and recent business activities involving the Company and other affiliations of the directors and nominees other than Mr. Fulkerson, who, on March 5, 2010, advised the Company of his decision to retire from the Board immediately following the Company’s 2010 Annual Meeting.

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Class A Directors and Director Nominee, term expiring in 2012:

Anthony Taylor.  Mr. Taylor currently serves as our Chairman, a post to which he was originally appointed in February 2004.  He has also served as the Company’s President from January 2002 to December 2007, Chief Executive Officer (“CEO”) from January 2002 to June 30, 2008, Executive Chairman from July 1, 2008, to December 31, 2009, and Chairman, in a non-executive capacity, since January 1, 2010.  From 1983 to December 1998, Mr. Taylor was associated with Lloyd’s Syndicate Number 51 “A Taylor & Others,” which was initially managed by Willis Faber Agencies, and following a management buyout by Wellington Underwriting Agencies Limited (“Wellington Agencies”) of which Mr. Taylor was a founding director.  From 1999 to 2001, Mr. Taylor was Chairman of Wellington Underwriting Inc., as well as Underwriting Director of Wellington Agencies.  During 2001, Mr. Taylor was Chairman of Wellington Agencies and Deputy Chairman of Wellington Underwriting plc (“Wellington Underwriting”).  Prior to 1999, Mr. Taylor served as the Active Underwriter of Lloyd’s Syndicate Number 51.  Mr. Taylor is a Fellow of the Chartered Insurance Institute and has held various committee and board positions for the Lloyd’s market.   He also serves as a director of Hardy Underwriting Bermuda Limited.  Mr. Taylor has more than forty years of experience in the global insurance and reinsurance industries and is an experienced public company executive and director.

Candace L. Straight. Ms. Straight is currently a self-employed investment banking consultant specializing in the insurance industry.  From 1998 to 2003, she was as an Advisory Director of Securitas Capital.  She is currently a director of Neuberger Berman Mutual Funds and is a current or former member or trustee of numerous non-profit boards and commissions.  Throughout her career she has worked for numerous corporations, including Merck & Co. Inc. and Bankers Trust Company.  Ms. Straight has served as an advisory director of Securitas Capital, LLC, a global private equity investment firm specializing in insurance and financial services related industries.  From 1987 to 1996, Ms. Straight was a principal of Head Company, a merchant banking firm specializing in the insurance industry. The Head Group acquired numerous companies, including Integon Corporation, Sphere Drake, and Marketing One.  Ms. Straight was president of Integon Corporation from 1990 to 1992 and served as a director until 1995.  She also served as a director of Integon Life, Marketing One, and Drake Holdings.  Ms. Straight has extensive experience in the areas of capital and investment management, capital markets as well as strategic planning.

John D. Collins.  Mr. Collins is currently a director of Mrs. Fields’ Original Cookies, Inc. and Suburban Propane Partners, L.P. and is a trustee of eight investment companies in the Columbia Atlantic Mutual Fund Group.  He is also a member of the board of his alma mater, LeMoyne College in Syracuse, New York.  In 1999, he retired from his role as a senior audit partner with KPMG LLP (“KPMG”) in New York City.  Since then he has been a consultant to KPMG and subsequently to a number of other companies.  During his career, Mr. Collins served a five-year term as the U.S. representative on the International Auditing Procedures Committee, which develops auditing standards for use worldwide. Mr. Collins has extensive knowledge and understanding of generally accepted accounting principles and auditing standards.  With his strong financial and accounting background, Mr. Collins serves on our Audit Committee and, further, meets the U.S. Securities and Exchange Commission (the “SEC”) definition of an audit committee financial expert.

John G. Bruton.  Mr. Bruton has served as Prime Minister (Taoiseach) of Ireland from 1994 to 1997, and previously as Minister for Finance, Minister for Industry and Energy and Minister for Industry and Trade.  He was also President of the Council of the European Union in 1996, member from 2001 to 2004 of the Presidency (Preasidium) of the Convention on the Future of Europe and Ambassador of the European Union to the United States from 2004 to 2009.  He is currently a member of the Board of Directors of the Ingersoll Rand Corporation and of the Centre for European Policy Studies.  He is also a Distinguished Fellow at the Centre for Transatlantic Studies in Johns Hopkins University.  He was chosen as a director nominee for his extensive understanding of institutional structures and policies, especially within the European Union and in terms of its relations with other regions, economies and markets.

Class B Directors and Director Nominee, term expiring in 2010:

John F. Shettle, Jr. Mr. Shettle is an Operating Partner of Stone Point Capital.  Prior to joining Stone Point, Mr. Shettle was a Senior Advisor and Operating Partner at Lightyear Capital, a private equity firm providing buyout and growth capital to companies in the financial services industry.  He is also the former President and CEO of the Victor O. Schinnerer Company, where he was responsible for running two of the largest underwriting management insurance organizations in North America, Victor O. Schinnerer & Company, Inc. and ENCON Group Inc.  Mr. Shettle has served as a Senior Managing Director of Securitas Capital, LLC, the private equity division of Swiss Re, and is the former CEO of AVEMCO Corporation and Tred Avon Capital Advisors, Inc.  Mr. Shettle is a director of Cunningham Lindsey Group Limited, Sharebridge Holdings, Inc. and Sagicor Financial Corporation.  Mr. Shettle has more than thirty years of experience in the global insurance industry and has extensive experience in underwriting, finance and strategic and operational management.

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Morgan W. Davis.  Mr. Davis currently serves as a director of White Mountains Insurance Group, Ltd. (“White Mountains”) and as a director of two of its wholly-owned subsidiaries: Answer Financial Inc. and Esurance Holdings, Inc.  He also serves as a director of OneBeacon Insurance Group, Ltd. (“OneBeacon”), a specialty insurer and an affiliate of White Mountains, and was formerly Managing Director at OneBeacon from 2001 to 2005.  From 1994 to 2001, Mr. Davis served in various executive capacities at White Mountains. Prior to that, he was with Fireman’s Fund Insurance Company for seven years and INA/Cigna for ten years. In addition, Mr. Davis’s public service includes being a director on the Board of The African Development Foundation, an independent U.S. Federal agency established to support African-designed and African-driven solutions that address grassroots economic and social problems for marginalized populations.  Mr. Davis has extensive insurance industry experience, specifically in the areas of underwriting and claims management, and is an experienced public company executive and director.

Thomas G.S. Busher.  Mr. Busher currently serves as the Company’s Deputy Chairman, Chief Operating Officer (“COO”) and is an Executive Vice President (“EVP”) of the Company.  Mr. Busher also serves as the Company’s Head of European Operations and as Chairman of MUA. From 1985 to 2000, he was employed by Wellington Underwriting, where he served as Director and Group Secretary and as Director and Secretary of Wellington Agencies.  Mr. Busher also formerly served as Chairman of Lloyd’s Underwriting Agents Association and as a member of the Business Conduct Committee of Lloyd’s Regulatory Board and of Lloyd’s/FSA Liaison Committee. Mr. Busher is a Solicitor of the Supreme Court of England & Wales.  He has extensive strategic and operational as well compliance and regulatory management experience.

Heinrich Burgi.  Dr. Burgi  received his legal doctorate and barrister degree in Switzerland where he specialized in commercial and tax law.  A former airline pilot with Swissair, Dr. Burgi has over twenty-five years of experience in various line and senior management positions at leading reinsurers Winterthur Re (now Partner Re) and Swiss Re in Zurich and Hong Kong, where he served in various capacities from 1982 to 2005, including as Global Head of Aviation and Marine and Head of their Group Chief Underwriting Office in Asia. He has also served many years as president of the Swiss Aviation Pool and retired in 2005 as a member of Swiss Re’s senior management.  In 2006, Dr. Burgi was the co-founder and Chief Operating Officer/Chief Underwriting Officer of Asia Capital Re in Singapore and later co-founder of ACR ReTakaful in Bahrain and Kuala Lumpur. Dr. Burgi is a multi-lingual Swiss citizen with extensive experience in underwriting as well as in strategic and operational management.

Class C Directors, term expiring in 2011:

Clement S. Dwyer, Jr.  Mr. Dwyer currently serves as President of URSA Advisors, Inc. (“URSA”), a company formed in 1997 to provide insurance and reinsurance advisory services.  Prior to forming URSA, Mr. Dwyer was President and CEO of Signet Star Holdings, Inc., a reinsurance subsidiary of W.R. Berkeley Corp.  From 1970 to 1996, Mr. Dwyer was with Guy Carpenter & Company, Inc. (“Guy Carpenter”), most recently as an Executive Vice President and Director.  He served as Head of Guy Carpenter’s North American Brokering Operations and was responsible for Property, Casualty, Ocean Marine, Life Health, Facultative and London Market Wholesale brokering.  Mr. Dwyer serves on the boards of RAM Holdings Ltd., Old American Insurance Investors and Dowling & Partners and is an advisor to Corporate Partners LP and The Beekman Group.  Mr. Dwyer is a Chartered Property & Casualty Underwriter and an ARIAS-US Certified Arbitrator.  Mr. Dwyer has extensive experience in the insurance industry, particularly in the areas of underwriting, brokerage, modelling, aggregate management and loss adjustment.

J. Roderick Heller III.  Mr. Heller is currently Chairman and CEO of Carnton Capital Associates, a private investment corporation in Washington, D.C. From 1986 to 1997, Mr. Heller served as Chairman and CEO of NHP Inc. (“NHP”) and various related organizations.  NHP, prior to its sale in 1997, was a public company which, collectively with NHP Partners, Inc., was the largest owner and operator of apartment properties in the U.S.  From 1971 to 1982, Mr. Heller was a partner in the law firm of Wilmer, Cutler & Pickering in Washington, D.C.  He served as Chairman of National Capital Revitalization Corporation, the economic development corporation of Washington, D.C., from 2001 until 2003, and is on the board of First Potomac Realty Trust and various private for-profit corporations.  Mr. Heller has extensive experience in the areas of legal and regulatory compliance, capital markets and investment management.

Ian M. Winchester.  Mr. Winchester is currently a Managing Partner and Chairman of the Investment Committee of BHC Winton Funds, L.P. investment funds which focus on providing capital to syndicates operating in the Lloyd’s of London market, and the Managing Director — Insurance for Brooks, Houghton & Co., a privately owned specialist investment banking and fund management firm founded in 1989.  From 1985 to 2006, he was with T&H Holdings, Inc., parent of Toplis and Harding, Inc., one of the oldest independent insurance outsourced services companies in North America specializing in claims adjusting work, where he served as Chairman, President and CEO and where he continues to serve as a non-executive director.  From 1970 to 1985, he was with Winchester Bowring, Ltd., a specialist reinsurance broker at Lloyd’s and a subsidiary of Marsh & McLennan, Inc., where he served as Managing Director from 1976 to 1985, and from 1964 to 1970 he was with Alexander Howden, Ltd., now a part of Aon Corporation, where he served as an Assistant Director from 1968 to 1970.  Mr. Winchester has also been an Underwriting Member of Lloyd’s since 1978.  He is a director of the Company’s wholly owned subsidiary, Montpelier Re U.S. Holdings Ltd. (“MRUSHL”).  Mr. Winchester has over forty years of experience in the reinsurance industry, particularly in the areas of brokerage, loss adjusting, and strategic and operational management.

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Christopher L. Harris.  Mr. Harris currently serves as President and CEO of the Company.  He was promoted to President on January 1, 2008 and became CEO on July 1, 2008.  He originally joined the Company in 2002 as Chief Actuary and Senior Vice President (“SVP”) and was later named Chief Risk Officer in 2005 and Chief Underwriting and Risk Officer in 2006.  Prior to joining the Company, from 2001 to 2002, Mr. Harris was employed by Allianz Risk Transfer, where he was Chief Actuary, North America.  Prior to his employment with Allianz, Mr. Harris ran the actuarial consulting practice for KPMG Bermuda from 1998 to 2001.  Mr. Harris is a Fellow of the Casualty Actuarial Society, a Chartered Property and Casualty Underwriter and a Chartered Financial Analyst. He has extensive experience in the global insurance and reinsurance industries, particularly in the areas of underwriting, loss adjustments, aggregate management and strategic and operational management.

Executive Officers

(as of March 31, 2010)

Name	Age	Principal Position	Executive Officer Since

Christopher L. Harris (1) (2)	40	President and CEO	2006
Michael S. Paquette (3)	46	CFO and EVP	2007
Thomas G.S. Busher (1) (4)	54	Deputy Chairman, COO and EVP	2001
Stanley J. Kott (5)	61	CEO of Montpelier US	2008
William Pollett (6)	42	Treasurer and SVP	2007
Jonathan B. Kim (7)	44	General Counsel, Secretary and SVP	2004

(1)          See the biographies of Messrs. Harris and Busher under “Proposal 1 — Approval of a Twelve Member Board and Election of Directors.”

(2)          Mr. Harris also serves as Director, CEO and President of Montpelier Re.  He also serves as a director of MUI, MUSIC, MUAL and MTR.

(3)          Mr. Paquette also serves as Finance Director of MUA and President of MTR.  He is a director of MUA  and MUI and is Chairman of MTR.

(4)          Mr. Busher also serves as Deputy Chairman, COO and EVP of Montpelier Re and is a director of MUSL and PUAL.  He also serves as Chairman of MUA, and MEAG.

(5)          Mr. Kott also serves as a director of MUA, MTR, MUI and MUSIC.

(6)          Mr. Pollett also serves as Treasurer and SVP of Montpelier Re.

(7)          Mr. Kim also serves as Secretary of MUI and MTR.

Michael S. Paquette.  Mr. Paquette currently serves as CFO and EVP of the Company, a position he has held since May 1, 2008. Prior to joining the Company in May 2007, as Controller and SVP, he spent eighteen years with White Mountains in various capacities, including Controller and SVP, and four years with KPMG as an auditor. Mr. Paquette assisted White Mountains in establishing the Company in 2001. Mr. Paquette is a Certified Public Accountant (“CPA”), a Certified Management Accountant (“CMA”) and a Certified Financial Manager (“CFM”).

Stanley J. Kott.  Mr. Kott currently serves as CEO of MUI and MUSIC (collectively referred to as “Montpelier US”).  Prior to joining the Company in May 2007, Mr. Kott spent eight years as CEO and Director of Wellington Underwriting Inc., Wellington Underwriting Holdings Ltd. and Wellington Specialty Insurance Company.  Mr. Kott is a member of the Board of Trustees of Wells College, where he is currently Chair of the Finance Committee; a member of the Board of Trustees at Cayuga Community College; and a Board member of the CCC Foundation; the Owasco Lake Watershed Association and President of the Fleming Improvement Foundation.

William Pollett.  Mr. Pollett currently serves as Treasurer and SVP of the Company. Prior to joining the Company in 2006, he spent five years with ACE Group, initially as CFO of ACE Tempest Re and then as Senior Financial Analyst and SVP at ACE Limited. Prior to the ACE Group, Mr. Pollett was employed by the OIL Group of Companies for seven years in various capacities, including Treasurer and Vice President of its investment companies. Mr. Pollett is a Chartered Financial Analyst (CFA) and a Chartered Accountant (ACA).

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Jonathan B. Kim.  Mr. Kim currently serves as General Counsel, Secretary and SVP of the Company.  Prior to joining the Company, from 1991 to 1998, he worked for Winthrop, Stimson, Putnam & Roberts (currently Pillsbury Winthrop Shaw Pittman LLP) in New York.  Subsequently, he served as in-house counsel to a number of start-up ventures and worked in London as an Account Director for Modem Media, Inc. (now part of the Publicis Groupe S.A.).  From 2002 to 2004, Mr. Kim was with AXA Advisors, LLC, a subsidiary of the AXA Group, in New York.

Corporate Governance and Related Matters

The Board acts as the Company’s ultimate decision maker and advises and oversees management, which is responsible for day-to-day operations and management. The Company has adopted Corporate Governance Guidelines to provide a framework for the governance of the Company. This document is available on our website at (www.montpelierre.bm > Corporate Governance >  Governance Documents > Corporate Governance Guidelines and Procedures) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all its directors, officers and employees, including the Company’s CEO and CFO. This document is available on our website at (www.montpelierre.bm > Corporate Governance > Governance Documents > Code of Conduct and Ethics) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  Any waiver of any part of the Code of Conduct and Ethics for executive officers or directors may be made only by the Board (or the Audit Committee) and will be promptly disclosed to Shareholders as required by SEC and NYSE rules.

The Board and Committees

The Board

The Board is elected by the Shareholders.  It selects the CEO, the CFO and other members of the senior management team, who are charged with the conduct of the Company’s business.  After selecting the senior management team, the Board acts as an advisor to senior management and ultimately monitors its performance.  The Board’s ability to monitor senior management’s performance is facilitated by the presence of independent directors who have substantive knowledge of the Company’s business.

Board Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. The Board receives regular reports from the Enterprise Risk Management Committee on the risk management work undertaken by management and the extent of any action taken to address areas identified for improvement. It defines the risk measures to be used within the Company, including the definition of the Company’s risk appetite and its risk tolerances.  Extensive and informed discussion of risk management reporting, risk tolerance, risk measurement, capital management, and corporate strategy takes place at each of our Board meetings.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee supervises and oversees the review of the financial reporting process and  internal audit functions that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems.  The Underwriting Committee oversees the Company’s underwriting risk management exposure and the Finance Committee oversees the Company’s investment risk management.  In setting compensation, the Compensation Committee strives to implement a compensation structure that rewards performance and discourages risk taking that is inconsistent with the Company’s business strategy.

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Director Independence

Members of the Audit Committee and the CN Committee must meet all applicable independence tests as defined by the NYSE, the SEC and the Company’s Categorical Standards for Director Independence (“the Company’s Independence Standards”).

The Board and the CN Committee have reviewed the responses of directors and director nominees to a questionnaire asking about their direct and indirect relationships with the Company (including those of their immediate family members) and other potential conflicts of interest, as well as pertinent materials provided by management related to transactions, relationships or arrangements between the Company and the directors or director-nominees or parties related thereto.

The Board has concluded that each of the Company’s director-nominees and non-management directors other than Mr. Taylor are independent in accordance with the director independence standards of the NYSE and the Company’s Independence Standards, as adopted by the Board and attached hereto as Appendix A, and that none has a material relationship with the Company that would impair his or her independence from management or otherwise compromise his or her ability to act as an independent director.  Only Messrs. Taylor, Harris and Busher, by virtue of their current or, in the case of Mr. Taylor, former management positions with the Company, are not considered to be independent directors. Accordingly, the majority of the Board is comprised of independent directors.

Board Meetings

During 2009, the following meetings of the Board were held: five meetings of the full Board, eight meetings of the Audit Committee, five meetings of the CN Committee and four meetings each of the Finance Committee and the Underwriting Committee. During 2009, each of our directors attended over 75% of the aggregate of: (i) the total number of meetings of the Board (during the period such person was a director) and (ii) the total number of meetings held by all committees of the Board (during the period such director was a member).  Mr. Shettle, our Lead Director, attends and presides over each regularly scheduled executive session of non-management directors.

It is the Board’s policy that all directors attend, or otherwise participate in, our Annual General Meetings unless unavoidably prevented from doing so. All of our directors were in attendance, or otherwise participated in, our 2009 Annual General Meeting of Shareholders.

Committees of the Board

The Board had four standing committees during 2009 as follows:

Audit Committee.  Comprised of Messrs. Fulkerson (Chair), Collins, Dwyer  and Winchester, the Audit Committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. The Audit Committee annually reviews the qualifications of our independent registered public accounting firm, is directly responsible for its selection, and reviews the plan, fees and results of its audit.  In addition, the Audit Committee annually reviews the performance, organization and scope of the Company’s internal audit function. The Board has determined that all members of the Audit Committee are “independent,” as defined by the NYSE, the SEC and the Company’s Independence Standards. The Board has further determined that, of the persons on the Audit Committee, Mr. Collins qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In accordance with applicable NYSE listing standards, the Board has considered Mr. Collins’ service on the audit committees of  three public companies (including investment companies) and has determined that such service does not impair his ability to serve effectively on the Company’s Audit Committee.  In each case the respective boards of directors and trustees have agreed that Mr. Collins has adequate time to fulfill his duties on each of the audit committees.

The Audit Committee has established a charter which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter) and also may be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The Audit Committee’s report appears on page 12.

Upon Mr. Fulkerson’s retirement at the 2010 Annual Meeting, Mr. Collins is expected to become Chairman of the Audit Committee.

Compensation and Nominating Committee.  Comprised of Messrs. Davis (Chair), Heller, Shettle, and Ms. Straight, the CN Committee oversees our compensation and benefit policies and programs, including administration of its annual bonus awards and long-term incentive plan, the evaluation of the Board and management, and the development of corporate governance principles.

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The CN Committee is responsible for all aspects of compensation and benefits policies for the Company’s CEO and all other executive officers. This includes approving and reviewing performance measures, evaluating performance and reviewing and approving all salary and incentive payments and equity awards for the Company’s CEO and all other executive officers. The CN Committee is also responsible for recommending to the Board management succession for all executive officers of the Company, including the CEO. In addition, the Committee searches for qualified director candidates as needed and reviews background information of candidates for selection to the Board, including those recommended by Shareholders, and makes recommendations to the Board regarding such candidates. The Board has determined that all members of the CN Committee are “independent” as defined by the NYSE, the SEC and the Company’s Independence Standards.

The CN Committee has established a charter, which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Compensation and Nominating Committee Charter) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The CN Committee annually reports on the Company’s Compensation Discussion and Analysis. The CN Committee’s report appears on page 23.

In carrying out its function to nominate candidates for election to the Board, the CN Committee seeks candidates who meet the criteria for selection and have any specific qualities or skills being sought based on input from members of the Board. The CN Committee believes that director candidates must have: (i) the highest standards of integrity, significant accomplishments in their chosen field of expertise and a notable degree of experience; (ii) experience with a high degree of responsibility in a business, non-profit organization, educational institution, professional services firm or other organization; (iii) an ability to commit the appropriate time to preparing for Board meetings, attending meetings, and other corporate governance matters; (iv) an understanding of basic financial statements; and (v) familiarity with the role and function of a board of directors.

The CN Committee may also consider additional factors in evaluating a potential director candidate, including candidate qualifications that would assist the Board in achieving a mix that represents a diversity of background and experience. Such qualifications may include leadership skills, strategic or policy setting experience in a complex organization, experience and expertise that is relevant to the Company’s insurance and reinsurance businesses, including any specialized business experience, actuarial or underwriting expertise, or other specialized skills, an ability to contribute meaningfully to the needs of the Company and the Board, high ethical character and a reputation for honesty, integrity, and sound business judgment, an ability to represent the interests of Shareholders, and any qualities and accomplishments that complement the Board’s existing strengths.

The CN Committee also evaluates whether such director candidate is independent, is financially literate, has accounting or related financial management expertise, qualifies as an audit committee financial expert, and is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its Shareholders.

The CN Committee may identify potential nominees for director through director suggestions, management recommendations, business, insurance industry and other contacts, and Shareholder nominees. The CN Committee may, to the extent it deems appropriate, engage a third-party search firm and other advisors to identify potential nominees for director.

Finance Committee. Comprised of Messrs. Heller (Chair), Collins, Fulkerson, Harris, Shettle and Ms. Straight, the Finance Committee oversees the policies and activities related to our investments, capital structure and financing arrangements.

Underwriting Committee. Comprised of Messrs. Winchester(Chair), Busher, Davis, Dwyer and Taylor, the Underwriting Committee oversees our underwriting processes and procedures and monitors our underwriting performance.

Shareholder Recommendations

Shareholders who wish to recommend a person or persons for consideration as a nominee for election to the Board should send a written notice by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, or by fax to 441-296-5551 and include the following information:

•            the name(s) and address(es) of the Shareholder(s) making the nomination, the number of Common Shares which are owned beneficially and of record by such Shareholder(s) and the period for which such Common Shares have been held;

•            the name of each person whom the Shareholder(s) recommend(s) to be considered as a nominee;

•            a description of the relationship between the nominating Shareholder(s) and each nominee;

•            a business address and telephone number for each nominee (an e-mail address may also be included);

•            biographical information regarding such nominee, including the person’s employment and other relevant experience and a statement as to the qualifications of the nominee;

•            all information relating to such nominee required to be disclosed pursuant to Regulation 14A of the 1934 Act; and

•            written consent of the recommended nominee to nomination and to serving as a director, if elected.

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Shareholder recommendations of director nominees for future Annual General Meetings of Shareholders to be included in the Company’s proxy materials will be considered only if received no later than the one hundred twentieth calendar day before the first anniversary of the date of the Company’s Proxy Statement in connection with the previous year’s annual meeting. For Shareholder proposals to be included in the Proxy Statement relating to the 2011 Annual General Meeting of Shareholders, see “2011 Shareholder Proposals” on page 36. Under the regulations of the SEC, the Company is not required to include certain Shareholder (including director nominee) proposals in its proxy materials. Accordingly, the Company does not waive its right to exclude Shareholder proposals from its Proxy Statement. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable rules and regulations promulgated by the SEC.

In order for a Shareholder to nominate a candidate for director at a meeting of Shareholders without inclusion of such director nominee in the Company’s Proxy Statement, timely written notice of the nomination should be received by the Company in advance of the meeting. It is currently the Board’s policy that notice of a proposed nomination should be received by the Company at least forty-five calendar days prior to the first anniversary of the date of the Company’s Proxy Statement in connection with the previous year’s annual meeting.  However, this policy will be superseded and replaced by the Bye-Law described in the first provision of Proposal 3, “Advance Notice,” should Proposal 3A be adopted.  See “Proposals 3A, 3B, 3C - Adoption of Amended and Restated Bye-Laws.”

Shareholder Communications

Shareholders, as well as any interested parties, may communicate directly with the Board or any one or more individual directors by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda or by fax at 441-296-5551. All communications will be compiled and summarized by the Secretary of the Company. For communications addressed to a specific director, that director will receive such summary. The Chairman of the Board will receive the summary for all communications that are not addressed to a particular director.  All routine inquiries and information requests will be handled in the first instance by the Company’s Secretary.  All other correspondence will be evaluated by the Company’s Secretary, who will forward a particular communication to the appropriate Board or Board Committee member(s) upon determining that it is made for a valid purpose and is relevant to the Company and its business. At each regularly-scheduled meeting of the Board, the Company’s Secretary shall present a summary of all communications received since the last meeting that were not forwarded and upon request shall make such communications available to any or all of the directors.

Audit Committee Report

This report is being furnished by the Audit Committee of the Board with respect to the Company’s consolidated financial statements for the year ended December 31, 2009.

The Audit Committee has established a charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. This document is available on the Company’s web site at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter).

Company management is responsible for the preparation and presentation of complete and accurate consolidated financial statements. PricewaterhouseCoopers, our independent registered public accounting firm, is responsible for performing an integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with Public Company Accounting Oversight Board standards and for issuing a report based on its audit.

In performing its oversight role in connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2009, the Audit Committee has: (1) reviewed and discussed the audited consolidated financial statements with management; (2) reviewed and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (3) received and discussed the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  Based on these reviews and discussions, the Audit Committee has determined PricewaterhouseCoopers to be independent and has recommended to the Board that the audited consolidated financial statements be included in the 2009 Annual Report on Form 10-K (the “2009 10-K”) for filing with the SEC and for presentation to Shareholders at the 2010 Annual Meeting.

Allan W. Fulkerson (Chair)	March 31, 2010
John D. Collins
Clement S. Dwyer, Jr.
Ian M. Winchester

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 31, 2010 unless otherwise noted, with respect to the ownership of Common Shares by each person known by us to beneficially own 5% or more of our outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Common Shares Owned (1)	Percentage of Common Shares Outstanding (1)

FMR LLC. (2)	7,992,678	11.2%
82 Devonshire Street
Boston, MA 02109

Mackenzie Financial Corporation (3)	7,037,098	9.9%
180 Queen Street West
Toronto, Canada M5V 3K1

Third Avenue Management LLC (4)	4,924,355	6.9%
622 Avenue, 32nd Floor
New York, NY 10017

BlackRock, Inc. (formerly Barclays Global) (5)	4,554,771	6.4%
40 East 52nd Street
New York, NY 10022

LSV Asset Management (6)	3,946,901	5.6%
1 N. Wacker Drive, Suite 4000
Chicago, IL 60606

(1)          Based on 71,082,196  Common Shares outstanding as of March 31, 2010.  Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) of the 1934 Act, meaning that Restricted Share Units (“RSUs”) vesting within sixty days of such date are deemed to be Common Shares outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage held by any other person or entity.

(2)          Information based on a Schedule 13G/A, as of December 31, 2009, filed with the SEC  jointly by FMR Corp. and Edward C. Johnson, III on February 16, 2010. As described within that filing, FMR LLC. acquired these Common Shares for investment purposes on behalf of client investment advisory accounts.

(3)          Information based on letter sent to the Financial Services Authority from Mackenzie Cundill Investment Management Ltd. dated March 2, 2010.

(4)          Information based on a Schedule 13G, as of December 31, 2009, filed with the SEC by Third Avenue Management (“Third Avenue”) on February 16, 2010. As described within that filing, Third Avenue acquired these Common Shares for investment purposes on behalf of client investment advisory accounts.

(5)          Information based on a Schedule 13G, as of December 31, 2009, filed with the SEC by BlackRock, Inc. on January 29, 2010.

(6)          Information based on a Form 13-F, as of December 31, 2009, filed with the SEC by LSV Asset Management on February 16, 2010.

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Security Ownership of Management

The following table sets forth information, as of March 31, 2010, with respect to the beneficial ownership of Common Shares by each of our directors, certain of our executive officers and by all of our directors and executive officers as a group.  None of the Common Shares shown as beneficially owned by our directors and executive officers are known to have been pledged as security.

Name of Beneficial Owner (1)	Number of Common Shares Owned	Percentage of Common Shares Outstanding (2)

Thomas G.S. Busher	277,081	*
John D. Collins	5,959	*
Morgan W. Davis	35,840	*
Clement S. Dwyer, Jr.	8,500	*
Allan W. Fulkerson	10,449	*
Christopher L. Harris	134,231	*
J. Roderick Heller III	8,500	*
Stanley J. Kott	58,735	*
Michael S. Paquette	42,867	*
John F. Shettle, Jr.	7,965	*
Candace L. Straight	7,340	*
Anthony Taylor	1,194,537	1.7%
Ian M. Winchester	28,500	*

All directors and executive officers as a group (15 persons)	1,885,556	2.7%

*                 Represents less than 1.0% of our outstanding Common Shares.

(1)          The address of each of the beneficial owners identified is Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)          Based on 71,082,196 Common Shares outstanding as of March 31, 2010.  Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) of the 1934 Act, meaning that RSUs vesting within sixty days of such date are deemed to be Common Shares outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage held by any other person or entity.  The Common Shares shown as beneficially owned by Messrs. Collins, Davis, Dwyer, Fulkerson, Heller, Shettle and Winchester and Ms. Straight each include 1,250 RSUs that vest in May 2010.  The Common Shares shown as beneficially owned by Mr. Paquette include 6,000 RSUs that vest in May 2010.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions between the Company and any of our directors, executive officers or their immediate family members are reviewed to determine whether such persons have a direct or indirect material interest. Responsibility for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related person transactions and for the determination, based on facts and circumstances, as to whether the Company or a related person has a direct or indirect material interest lies primarily with our legal department. The Company has a written related person transaction policy. This document is available on the Company’s web site at (www.montpelierre.bm > Corporate Governance > Governance Documents > Related Person Transaction Policy).

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s Proxy Statement.  In addition, our Audit Committee reviews and approves or ratifies any related person transaction that must be disclosed.  In the course of its review, our Audit Committee considers:

•      the nature of the related person’s interest in the transaction;

•      the material terms of the transaction, including, without limitation, the amount and type of the transaction;

•      whether the transaction would impair the judgment of a director or executive officer in acting in the best interests of the Company;

•      the importance of the transaction to the related person; and

•      any other matters the Committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or any vote respecting approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

We have entered into transactions with parties that are related to the Company. We believe that each of these transactions,  as described below, was made on terms no less favorable to us than we could have obtained from unrelated parties.

On April 1, 2008, the Company entered into a Letter Agreement with Kernan V. Oberting, the Company’s former CFO, setting forth the terms of his departure as a full-time employee, effective May 1, 2008, in order to establish an investment advisory company, KVO Capital Management, LLC (“KVO”). Among other things, the Letter Agreement provided that Mr. Oberting continues to vest in all in force awards previously granted to him under the Company’s Long-Term Incentive Plan (the “LTIP”) prior to 2008 and entitled him to receive a pro-rated annual bonus with respect to 2008. The Letter Agreement also provided for the Company to enter into a Consulting Agreement with Mr. Oberting and KVO and an Investment Management Agreement with KVO (the “Consulting Agreement” and “IMA”, respectively).

Pursuant to the Consulting Agreement, KVO provides capital management and consulting services to the Company and, pursuant to the IMA, KVO will provide the Company with discretionary investment management services, in each case for an initial term beginning May 1, 2008 and ending December 31, 2010, subject to renewal for additional successive one-year periods.

Pursuant to the Consulting Agreement, the Company pays KVO a monthly consulting fee equal to 0.0025% of the Company’s consolidated total assets at the end of each month. In addition, if certain performance criteria with respect to the Company’s consolidated investment portfolio are satisfied, the Company will pay KVO a one-time fee of $250,000 after the end of its initial term ending in 2010. As of December 31, 2009, KVO had not met the performance criteria.

Pursuant to the IMA, KVO is entitled to receive a monthly management fee equal to 0.0833% of the net asset value of the Company’s investment account, which initially consisted of cash and securities in an aggregate amount equal to $100.0 million (the “Investment Account”). As of December 31, 2009, the value of the Investment Account, net of IMA fees paid and accrued to date, totaled $165.0 million.

For 2009 and 2008, Montpelier paid KVO an aggregate of $2.0 million and $1.0 million, respectively, for services provided under the Consulting Agreement and the IMA. At December 31, 2009 and 2008, Montpelier owed KVO an additional $0.2 million and $0.1 million for such services provided, respectively.

Also pursuant to the IMA, KVO is entitled to an annual incentive fee equal to 15% of the Net Profits of the Investment Account (as defined in the Consulting Agreement). With respect to the initial incentive fee period from May 1, 2008 to December 31, 2009, KVO earned an incentive fee of $9.7 million which was paid in January 2010.

Wilbur L. Ross, Jr., a former Director of the Company, is Chairman and CEO of WL Ross & Co. LLC. Investment funds managed by WL Ross & Co. LLC collectively owned 8.6% of the Company’s Common Shares outstanding at December 31, 2009.

On February 26, 2010, the Company purchased the entirety of the 6,897,802 Common Shares previously owned by Wilbur L. Ross, Jr. and investment funds managed by WL Ross & Co. LLC at a price of $19.00 per share in a private transaction. The Common Shares acquired by the Company represented 8.9% of its Common Shares outstanding immediately prior to the transaction.  Pursuant to the transaction, Mr. Ross resigned from the Board on March 1, 2010.

Mr. Ross is also a former director of Blue Ocean Re Holdings Ltd. (“Blue Ocean”), a former subsidiary of the Company and the

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holding company for Blue Ocean Reinsurance Ltd. (“Blue Ocean Re”), formerly a Bermuda Class 3 insurer.  In June 2008 the Company purchased 248,756.2 Blue Ocean common shares (representing 9.8% of the total common shares outstanding at that date) from funds managed by WL Ross & Co. LLC for $5.1 million. The Blue Ocean transaction received the unanimous approval of Blue Ocean’s noncontrolling shareholders.

In anticipation of the Blue Ocean transaction, the Company cancelled its underwriting agreement with Blue Ocean Re (the “Underwriting Agreement”). During the years ended December 31, 2008 and 2007, Blue Ocean Re incurred $0.4 million and $12.6 million in total fees (consisting of underwriting and performance fees), respectively, related to the Underwriting Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, during the year ended December 31, 2009, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% Shareholders were complied with by such persons except that: (i) on March 30, 2009, Mr. Heller filed a late Form 4 reporting the purchase of 41 Common Shares executed on February 27, 2009, at a market price of $12.77; and (ii) on June 29, 2009, Mr. Paquette filed a late Form 4 reporting the purchases of a total of 298 Common Shares executed on April 16, 2008, July 16, 2008, October 16, 2008, January 16, 2009 and April 16, 2009, at various market prices through a broker-administered dividend reinvestment program.

EXECUTIVE COMPENSATION

Director Compensation

Each non-management director (other than the Chairman) receives the following cash compensation annually: (i) a retainer of $75,000; (ii) for the Chairman of the CN Committee, an additional fee of $7,500 (which was increased to $25,000 effective January 1, 2010); (iii) for the Chairman of the Finance Committee, an additional fee of $25,000; (iv) for the Chairman of the Audit and Underwriting Committees, an additional fee of $50,000; (v) for all other members of the Audit and Underwriting Committees, an additional fee of $10,000; (vi) for the Lead Director, an additional fee of $15,000 (which was increased to $25,000 effective January 1, 2010); and (vii) Board and Committee  attendance fees of $2,000 per meeting. Management does not receive compensation for services as a member of the Board or any committee of the Board.

In addition, each non-management director (other than the Chairman)  is entitled to receive a one-time grant of 5,000 RSUs under the LTIP upon appointment to the Board. Each of the incumbent non-management directors received their grants on May 21, 2008.  These RSUs vest ratably in equal tranches over a four-year period based on continuous service as a director. RSUs are payable only in Common Shares or in Common Shares net of applicable tax withholdings.

As Chairman, Mr. Taylor is entitled to director fees in the form of a set annual retainer of $250,000 and benefits in the form of paid airfare to and from Bermuda for board meetings.  Unlike our other non-management directors, he does not receive any meeting fees or other cash compensation beyond his annual retainer. Subject to his continued service on our Board, Mr. Taylor will also continue to vest in all outstanding awards previously granted to him under the LTIP.

The Board approved a non-management director equity plan which became effective May 20, 2005 and was amended and restated effective as of July 26, 2007 (as amended, the “Directors Share Plan”).  Directors who voluntarily participated in the Directors Share Plan were permitted to defer up to $30,000 ($7,500 per quarter) of their annual retainer and receive a number of Director Share Units (“DSUs”) of equivalent value.

The Emergency Economic Stabilization Act of 2008, enacted on October 3, 2008, added Section 457A to the U.S. Internal Revenue Code. Effective for periods after December 31, 2008, Section 457A and guidance promulgated by the U.S. Internal Revenue Service thereunder might have caused directors who participate in the Directors Share Plan to be taxed currently on the fair value of their DSUs rather than upon subsequent receipt of the underlying Common Shares.

In order to alleviate this potential mismatch between taxation and receipt of the Common Shares, the CN Committee and the Board resolved to permit directors who participate in the Directors Share Plan to elect to receive payment for all or a portion of their outstanding DSUs in cash and/or Common Shares prior to their termination of service as a director. All participating directors resolved to receive payment for their outstanding DSUs on January 2, 2009, which resulted in the issuance of 26,703 Common Shares and the payment of $237,549 to directors in the aggregate.  During 2009, none of the directors deferred their annual retainer into DSUs.

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Mr. Winchester also serves as a director of the Company’s wholly-owned subsidiary, Montpelier Re U.S. Holdings Ltd. (“MRUSHL”), and receives an additional annual retainer of $10,000 for such services.

The following table summarizes the total compensation earned by the Company’s non-management directors during the year ended December 31, 2009:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (1) ($)	Total ($)

Class A Directors
Allan W. Fulkerson	155,000	—	—	—	—	1,275	156,275
Candace L. Straight	99,000	—	—	—	—	1,275	100,275
John D. Collins	117,000	—	—	—	—	1,275	118,275

Class B Directors
John F. Shettle Jr.	139,000	—	—	—	—	1,275	140,275
Morgan W. Davis	112,500	—	—	—	—	1,275	113,775
Wilbur L. Ross Jr.	101,000	—	—	—	—	1,275	102,275

Class C Directors
Clement S. Dwyer Jr.	129,000	—	—	—	—	1,275	130,275
J. Roderick Heller III	111,500	—	—	—	—	1,275	112,775
Ian M. Winchester	149,000	—	—	—	—	11,275	160,275

(1)          Represents dividend equivalents earned on outstanding RSUs and fees paid to Mr. Winchester as a director of MRUSHL.

Executive Officer Compensation

During 2009, those persons serving as our Principal Executive Officer (or CEO) and our Principal Financial Officer (or CFO) and our three most highly compensated executive officers other than our CEO and CFO included:

Christopher L. Harris	President and CEO (Principal Executive Officer)
Michael S. Paquette	CFO and EVP (Principal Financial Officer)
Anthony Taylor	Chairman (former Executive Chairman)
Thomas G. S. Busher	Deputy Chairman, COO and EVP
Stanley J. Kott	CEO of Montpelier US

We refer to these individuals as our “Named Executive Officers.”  This Compensation Discussion and Analysis describes the material elements of the compensation awarded to, earned by or paid to our Named Executive Officers for 2009.

Executive Compensation Philosophy

The primary goal of our compensation program is to attract, retain and reward our key executives while promoting the long-term interests of the Company and its owners.  Accordingly, we design our executive compensation so that it corresponds to, and is proportionate with, the creation of long-term shareholder value as measured by a proprietary and objective measure of our operating performance, as described below.  To reinforce this philosophy we believe a significant portion of compensation should be at risk and should be substantially denominated in the same currency as that held by our shareholders.  We adhere to this goal by utilizing a combination of contingent and highly-variable annual and long-term incentives designed to promote equity ownership by, and retention of, our executives.

Executive Compensation Policy

The Company’s executive compensation policy is developed by the CN Committee, which typically meets at least three times annually and met five times in 2009.  The policy is designed to compensate our Named Executive Officers for taking actions that result in the achievement of a targeted annual return on equity (“ROE”) assuming a standardized investment return.  As a short-tail, property-orientated reinsurer, our primary strength is our underwriting whereas we must maintain a short-duration investment portfolio with low volatility in order to pay claims on short notice.  We use ROE because it focuses on the quality of our core underwriting results while providing an objective measure of our operating performance by eliminating the often temporary effects of realized and unrealized investment gains and losses. Additionally, our operating performance is an important metric to our investors and to the analysts that evaluate our company.

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Among other things, we believe ROE is an objective measurement  of our executives’ ability to:

•	identify and select underwriting opportunities intelligently,
•	identify and improve operational efficiencies,
•	develop sophisticated methods and tools for assessing and monitoring insurance risk, and
•	avoid or moderate other business risks such as strategic, operational, regulatory/legal, credit, liquidity and foreign exchange risks.

As a global insurer and reinsurer, the Company is subject to a wide range of risks and seeks to mitigate these risks to acceptable levels. Given our primary focus on underwriting activities, our executives are directly rewarded for their successful assumption and avoidance of insurance and reinsurance risks within the Company’s overall risk tolerance, which is set annually by our Board.

The Company is also subject to investment risk.  However, as described below under “Performance Measurement and Capital Management Adjustments”, our executives are not directly rewarded (or penalized) for the successful assumption or avoidance of investment risk above (or below) a standard result, which is also set annually by our Board.  This methodology is designed to increase management’s focus on the Company’s underwriting results — also known as its operating earnings — while removing any incentive for senior management to underwrite substandard risks in the expectation that foregone underwriting profits will be regained through a more aggressive investment profile.

In addition to managing underwriting and investment risks, our executives are responsible for ensuring that risks in general (such as operational, regulatory and reputational) are identified across the organization on an enterprise-wide basis, that controls and guidelines are in place to avoid and mitigate such risks and that compliance is monitored regularly.  This enterprise risk management (“ERM”) program, which our executives are charged with embedding in our corporate culture, is a natural outgrowth of our role as an insurance and reinsurance company.  Our business is centered on the assumption and avoidance of risk, and our compensation program is intended to foster a robust and efficient ERM framework.  Accordingly, our executives are rewarded via performance-based equity awards described below,  which vest over several years and are designed to promote decisions and behavior that match not only our appetite for underwriting and investment risk but also our general risk profile.

We seek to balance our objective of rewarding long-term performance with the inherent volatility of our largely short-tail, property-orientated book of business, in all cases geared to the Company’s operating results.  To this end, we divide the primary components of our incentive compensation between: (i) an annual cash bonus opportunity expressed in terms of a percentage of salary; and (ii) long-term awards of contingent equity-based incentives of a significantly greater percentage of salary.  Expression of such measures as percentages of salary reflects a standard industry approach, and one we believe enables our employees to better understand how bonuses and incentive awards are calculated and influence behavior.

By emphasizing long-term, equity-based incentives (while acknowledging the value of annual cash incentives in an industry where infrequent but large losses may negatively impact the Company’s operating results) we aim to align our executives’ interests with those of our shareholders.  We believe this mix of cash and equity compensation provides an appropriate balance between short- and long-term risk and reward decisions.  For our Named Executive Officers, we target a mix whereby roughly 25% of their overall compensation is guaranteed (base salary) and 75% is contingent and variable (1x annual cash bonus + 2x long-term equity-based awards, where x = base salary).

We assess our Executive Compensation Policy by closely monitoring our ability to attract and hire key positions within our current compensation framework and by monitoring our employee turnover and satisfaction.  Either a repeated inability to attract and hire key positions within our current framework or higher than anticipated key employee turnover would signal to us that our policy is out of step with our industry or our peers.

Components of Compensation

The compensation of our executive officers is governed in part by their service agreements and in part by the compensation arrangements we offer our staff generally.  Service agreements are a common feature among our peer companies, particularly for those executives who are required to relocate to our overseas locations.

The components of compensation selected provide a meaningful blend of short- and long-term incentives and are believed to correspond reasonably with compensation packages offered for comparable positions within our industry.  In general, however, we do not specifically target a market percentile for any component of compensation.

Our CN Committee has chosen not to target strict and narrowly applied market percentiles in favor of a more flexible and dynamic approach.  Such an approach, it is felt, provides the ability to address specific business conditions relevant to the Company, including the continued diversification of our underwriting lines and expansion of our operational platforms, and allows us to encourage and reward entrepreneurial efforts by our executives that promote the growth of our organization.

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We collect peer group information and the results of annual independent local market surveys to obtain a general understanding of the current compensation practices among other insurers and reinsurers.  We do not use this information to target  formulaically compensation relative to our peers.  Rather, the information provides us with a general overview of our market competitiveness.

For purposes of determining competitive compensation levels for executive posts in Bermuda, our primary overseas location, we subscribe to the following independent local market annual surveys and services: PricewaterhouseCoopers Bermuda International Business Compensation Survey, Watson Wyatt Survey on Executive Compensation, the Bermuda Employers’ Council Employment Conditions and Benefits Survey and Equilar’s Compensation Benchmarking service.

For executive positions, we also review compensation information obtained from publicly available information such as securities law filings.  Based on factors deemed relevant by our CN Committee such as market capitalization, annual premiums written and the markets in which we write business, we consider that our primary peers include: Ariel Holdings Ltd., Flagstone Reinsurance Holdings Ltd., Lancashire Holdings Limited, various Lloyd’s of London syndicates, RenaissanceRe Holdings Ltd. and Validus Holdings, Ltd.  We have selected these peers as a basis for comparison since they regularly compete with us in underwriting various lines of business and since we believe the industry and operational challenges they face are similar to those that confront our Named Executive Officers.  Currently, we do not use the services of compensation consultants, and we do not regard the surveys noted above as constituting “consultation.”

A.   Base Salary and Benefits

As an international corporation, we face significant competition from our peers in attracting and retaining talented employees. We believe, therefore, that we must provide our employees with base salaries and benefits that are set by reference to the nature and demands of the position, the knowledge, skills and experience of the individual and the state of the markets in the various locations in which we operate.

Base Salaries.  We offer our executives competitive base salaries that we believe are proportionate to their day-to-day responsibilities and which, in accordance with our compensation policy, represent a minority portion of their overall compensation.  In recognition of losses sustained by the Company in 2008 (primarily investment-related stemming from downturns in global investment markets generally), base salaries for all executives company-wide in excess of $200,000 were frozen for 2009.

Benefits. The principal employee benefits we offer to all of our executives include retirement and health and welfare benefits.  We provide these employee benefits to help provide income security for retirement and to help attract and retain these executives. In addition, many of our Bermuda-based executives are provided housing allowances and personal travel benefits as described below.  With the exception of Mr. Kott, we do not pay tax gross-ups to any of our Named Executive Officers relating to any benefits, benefit programs or perquisites. As a result of our annual review of benefit programs, we believe our executive benefits and perquisites are consistent with the practice of peer companies based in Bermuda.

Retirement Benefits. The Company provides its employees with retirement benefits through various Company-funded or Company-matched defined contribution retirement programs. For employees who are U.S. citizens or U.S. permanent residents, the program is administered through two 401(k) plans, one for participants based in the U.S. and one for Bermuda-based participants.  Substantially equivalent programs for employees who are not U.S. citizens or permanent residents have been established in accordance with Bermuda law and the laws of the other jurisdictions in which we maintain offices.  Our Named Executive Officers participate in these retirement plans on the same terms and conditions as our other full time employees.

In addition to participating in the U.S. 401(k) plan, Mr. Kott is a participant in a non-qualified deferred compensation plan (DCP) pursuant to his service agreement. The DCP originally allowed senior executives in our U.S. underwriting operations to defer a portion of their salary and anticipated bonus payments and permitted the Company to make contributions on behalf of participants.  This benefit, which was discontinued for all participants other than Mr. Kott beginning in 2010, is not available to any other Named Executive Officer.

Health and Welfare Plans. The Company provides all of its employees with comprehensive health and welfare benefits including medical, dental, life and disability insurance. Our U.S. employees, including Messrs. Paquette and Kott, bear a portion of the cost of these benefits.

Housing Allowance and Personal Travel Benefits.  Many of our executives are required to maintain a residence in Bermuda.  To encourage executives to join the Company, we often provide them with a housing allowance to help defray the high cost of housing in the local market.  We also provide reimbursements to our Bermuda-based executive officers for a certain amount of personal travel for return trips to their home countries.  In 2009, Messrs. Harris, Taylor and Busher each received a housing allowance and personal travel benefits.  See “Perquisites and Other Personal Benefits — 2009.”

B.    Annual Cash Bonuses

We provide annual cash bonus opportunities tied to calendar year performance.  We believe such bonuses are both common and appropriate for short-tail, property-oriented insurers and reinsurers and are an important tool for influencing executive behavior in circumstances in which long-term incentives have not had sufficient time to harvest.

General Framework.  The CN Committee reviews and adopts an annual cash bonus plan each year.  Threshold, target and maximum annual bonus opportunities for the plan are established, each expressed as a percentage of base salary, in addition to the

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related performance criteria.  This process enables the CN Committee to adjust the plan in light of developments affecting the industry as a whole and the Company in particular.

The Company has only offered guaranteed bonuses in limited circumstances, either as a retention measure or in connection with the start-up operations of new business platforms.  In 2007, for example, Mr. Kott was hired to establish the Company’s operations in the U.S.  For 2007 and 2008 only, he was provided a guaranteed annual bonus of 20% of his base salary based on the expectation that the U.S. operations he oversees would not be profitable during their start-up phase.  Beginning with the 2008 plan year, guaranteed bonuses for all Named Executive Officers other than Mr. Kott were discontinued, and beginning in 2009, Mr. Kott’s annual bonuses are no longer guaranteed.

As with all executives and Named Executive Officers, the CN Committee has final discretion to re-introduce guaranteed bonuses and to recommend increases or decreases in bonuses and bonus opportunities, as well as incentive compensation generally, in response to market events affecting the Company.

Performance Measurement and Payouts.  All employees and Named Executive Officers are currently subject to an ROE performance measure for our annual bonus plan wherein a standard investment result is applied in place of the Company’s actual investment result (4.22% for 2008 and 4.15% for 2009).  The standard investment rate (and the resulting standard investment income), is that which, when combined with our projected underwriting result (as approved by our Board), results in the achievement of our projected ROE targeted for the year.

For 2009, the threshold, target and maximum bonus metric for our top executives was equivalent to 0%, 100% and 200% of base salary with target ROE performance set at 9.77%.  No bonus would result from a ROE of 3.77% or less and the maximum bonus (2 times base salary) would result from a ROE in excess of 19.77%.

ROE is computed by dividing the sum of our actual underwriting result and our standard investment result (as computed by applying the standard investment rate to our actual average investment portfolio balance, including cash and cash equivalents) by our actual average shareholders’ equity.  The ROEs selected represent a return of 100, 700 and 1,700 basis points over the one year LIBOR rate established as of the beginning of the calendar year for threshold, target and maximum awards, respectively, which we believe are adequate risk-adjusted return targets for our shareholders given our current risk profile as a property-oriented reinsurer.

Irrespective of annual company performance, the CN Committee retains absolute discretion in determining the final value of all annual cash bonuses for our Named Executive Officers.  Such discretion includes the ability to adjust bonuses upward or downward in light of the achievement or failure to achieve annual performance goals and to guarantee or discontinue bonuses in response to market circumstances.  Historically, the CN Committee has used its discretion in limited circumstances following market changing catastrophic events, such as after the 2005 U.S. Hurricanes Katrina, Rita and Wilma when guaranteed bonuses were introduced as a temporary retention measure.  The CN Committee did not exercise its right to adjust bonus payments to its Named Executive Officers in 2009.

Bonuses are ultimately approved by the Board following recommendation of the CN Committee.  For 2009, the payout received by each of our Named Executive Officers was equal to 1.93 times base salary (193% of the target set by the CN Committee), based on the Company’s actual ROE of 19.11%.

C.    Long-Term Incentive Awards

The LTIP was last approved by shareholders at our Annual General Meeting in May 2007.  At the discretion of the CN Committee, incentive awards, the values of which are based on the value of Common Shares, may be made to all eligible plan participants, including our Named Executive Officers. Incentive awards that may be granted under the LTIP consist of performance shares, share appreciation rights and RSUs.  Generally, we grant such awards annually at the commencement of three- to five-year periods.  By vesting these awards over time, our goal is to retain key employees through cyclical market conditions.

Prior to the 2005 plan year, our programs used a combined ratio and/or a return on equity measure in determining corporate performance.  From 2005 to 2007, company and management performance were assessed using a return on allocated capital (ROAC) framework.  The ROAC framework was based upon an internally generated, risk-based capital measure which was used to determine capital allocated and employed a standard investment return in the computation of income.

In recognition of the fact that certain of our Named Executive Officers had a significant impact on the Company’s capital management activities, a secondary framework was superimposed for awards made from 2005 to 2007, including those scheduled to vest in later periods.  After application of the initial ROAC-based performance measure, payouts to such officers were adjusted upward or downward via a +/-25% “swing factor” by reference to the ratio of our actual return on equity to our ROAC.  The purpose of this additional measure was to incentivize senior management to maximize both the Company’s ROAC and its actual return on equity.

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In order to simplify the program and increase management’s focus on the Company’s underwriting results, the swing factor measure for affected Named Executive Officers was discontinued for all performance-based awards granted on or after January 1, 2008.  As a result, all employees and Named Executive Officers are currently subject to a ROE performance measure wherein a standard investment result is applied in place of the actual investment result (4.22% for 2008, 4.15% for 2009).

All incentive awards currently outstanding under the LTIP consist solely of RSUs and entitle recipients to receive dividend equivalents, if so specified. Upon satisfaction of all vesting conditions, including continued employment by the award recipient at the time of payout, RSUs are payable only in Common Shares.

Performance Share Awards.  Other than Messrs. Paquette and Kott, who joined the Company in mid-2007, each of the Named Executive Officers were granted performance shares for the 2007-09 period.  No performance shares have been granted since January 1, 2007, and there are currently no remaining performance shares outstanding.

For payout purposes, performance for the 2007-09 payouts was measured using the previously-described ROAC framework, including application of the swing factor, to certain of our Named Executive Officers, including Messrs, Harris, Taylor and Busher.  The performance target for all plan participants to achieve a 100% harvest ratio of performance shares was a ROAC of 16%.  A ROAC of 7% or less would have yielded a 0% harvest ratio (the threshold), and a ROAC of 24% or more would have yielded a 200% harvest ratio (the maximum) with any harvest ratio below or above target determined by the linear interpolation of the achieved ROAC as measured against target and threshold or maximum, as appropriate.  The harvest ratio for affected Named Executive Officers was then subject to adjustment upward or downward by the swing factor. The harvest ratios and method of calculating the Company’s ROAC target were set by the CN Committee prior to the performance shares being granted, and were subject to the CN Committee’s overriding discretion at all times.

2009 Performance Share Payouts.  The performance share harvest ratio for the affected Named Executive Officers with respect to the 2007-09 cycle was 106% based on an achieved ROAC of 16.5%.  Whereas the swing factor would have served to reduce the harvest ratio for those affected Named Executive Officers by approximately eight percentage points, the CN Committee waived application of this factor for the 2007-09 performance period as it was decided that a standardized investment approach would be preferable for purposes of determining ROE performance for 2008 and beyond.

RSU Awards.  During 2009, we continued the use of contingent annual RSU awards as the principal component of our ongoing long-term incentive compensation.  We also continued our policy of providing for one-off discretionary awards of fixed RSUs as an inducement to recruit new hires, as a retention measure and/or to reward exceptional performance by our executives.  The 2009 annual RSUs are awards in which the actual number of RSUs to be awarded is dependent on Company performance during the initial year of the four-year award cycle as measured in the same manner as our 2009 annual bonus program.  Thus, during the initial year, the number of RSUs expected to be awarded for a cycle may fluctuate.

For the 2009-2012 RSU award cycle, the targeted number of RSUs to be awarded to each of the Named Executive Officers is calculated as two times the executive’s base salary divided by a preset price per Common Share ($20 with respect to 2009, as opposed to our January 1, 2009 share price of $16.79, which is used to limit the number of RSUs issuable at target company-wide to approximately 650,000 annually so as to manage our available remaining LTIP inventory).  The RSUs vest (and pay out) in four equal installments once the RSU award is fixed and determinable.

For the contingent RSU award cycle for 2009-2012, the targeted performance metric was based on a 2009 ROE of 9.77%, with the threshold being 3.77% and the maximum being 19.77%.  Based on the actual ROE achieved for 2009 of 19.11%, the final award percentage of the contingent RSUs granted for the award cycle was determined to be 193% of target.

We anticipate that our future LTIP capacity will be dedicated solely to grants of RSUs and, in most instances, such RSUs will be awarded based on the achievement of pre-established annual performance objectives and will contain time-based vesting requirements designed to serve as a retention measure for award recipients.  We believe this approach promotes long-term share ownership by employees in the form of a tangible, equity-linked award while mitigating the adverse effects of volatility and cyclicality in the Company’s and its industry’s performance.

At present, the Company has no policy to recover payments if the relevant performance measures on which LTIP awards are paid are subsequently restated or otherwise adjusted downward.  However, the value of all of our currently outstanding LTIP awards is dependent on the value of our Common Shares, and accordingly, any adverse adjustment would have a negative impact on such unharvested awards.

2009 RSU Payouts and Vesting.  During 2009, each of the Named Executive Officers (other than Messrs. Paquette and Kott who joined the Company in 2007) earned and received RSU payouts for the 2007-09 award cycle.  Each of the Named Executive Officers other than Mr. Taylor also earned and received partial installments of one-off RSU awards previously granted to them and each of the Named Executive Officers including Mr. Taylor earned and received two of the four installments of their annual RSU awards with respect to the 2008-2011 award cycle.

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In November 2009, the CN Committee recommended a discretionary one-time award of 25,000 RSUs to Mr. Harris in recognition of his performance during his first full year as both President and CEO of the Company, which the Board subsequently approved. Significant accomplishments during the initial seventeen months of Mr. Harris’ tenure as CEO included, among other things:

1)        the Company’s 10.5% increase in its fully converted book value per share, inclusive of dividends, through September 30, 2009, despite significant investment and catastrophe losses incurred during the second half of 2008;

2)        achieving inception-to-date profitability at Syndicate 5151 in 2009;

3)        the formation of a wholly-owned Lloyd’s Managing Agent subsidiary, MUAL, to assume the management of Syndicate 5151 and a second U.K. Managing General Agent, PUAL, to produce specialist contractors, recycling and crime classes of business; and

4)        the launch of a new London-based marine underwriting platform.

Common Share Ownership Requirements

While our Named Executive Officers are not subject to any formal Common Share ownership requirements, a recommended equity ownership policy  has been adopted by the Company for its directors.  The recommended ownership target is 10,000 Common Shares (including Common Shares underlying RSUs awarded under our LTIP) to be achieved within five years of a director’s appointment to our Board.

Despite not being subject to a formal Common Share ownership requirement, each of our Named Executive Officers are shareholders in the Company and each have outstanding LTIP awards, including unvested portions of such awards, which constitute interests equivalent in value to Common Shares.  As of December 31, 2009, each of our Named Executive Officers owned Common Shares and had interests equivalent to Common Shares with an aggregate market value of no less than six times their annual base salaries.

The Company’s Insider Trading Policy prohibits our directors, officers and employees from buying or selling options on Common Shares, from selling Common Shares short and from pledging Common Shares as collateral.

Change in Control and Severance

Under limited circumstances, our executive officers are entitled to receive certain payments following termination of their employment and/or upon a change in control.  These payments are governed by their individual service agreements, the Company’s Severance Plan and the LTIP.

Our current Named Executive Officers may receive payments and benefits under certain situations involving a termination of their employment, including: (i) voluntary termination of employment by the executive with or without good reason; (ii) termination of employment by the Company without cause; (iii) termination of employment by the Company following disability; (iv) non-renewal of their current service agreement; and (v) a change in control of the Company followed by termination.  In the event of termination of employment for cause, none of the Named Executive Officers are entitled to any termination-related payments, except Mr. Busher, who is entitled to a one-time payment of repatriation/relocation benefits.  (See “Potential Payments Upon Termination of Employment or Change in Control” and “Employment and Other Agreements”).

Upon a change in control of the Company, our Named Executive Officers may receive payments under both our LTIP and Severance Plan if, during the twenty-four months following such change, their employment is terminated by the Company without “cause” or by the executive as the result of a “constructive termination” (as such terms are defined in the Severance Plan).  These “double trigger” severance payments would be made in substitution for any salary continuation payments or severance payments these officers might otherwise be entitled to receive under the terms of their service agreements.  The purpose of these arrangements is to mitigate the significant disincentives, economic and otherwise, that may exist in a transaction negotiated by senior executives for the benefit of the shareholders but where the positions held by such executives may be eliminated in conjunction with or as a result of such transaction.

The key feature of the Severance Plan is that a simple change in control (for example in the case of an agreed takeover) does not automatically trigger a vesting of benefits.  A second event, namely the termination without cause or constructive termination of the Named Executive Officer’s employment following the change in control, must also occur.

Board of Director Fees

Messrs. Harris and Busher are not entitled to director fees for their service on the Company’s Board and none of our Named Executive Officers receive director fees for serving on the boards of our wholly-owned or majority-owned subsidiaries.  Beginning in 2010, Mr. Taylor will no longer be paid an annual salary as his continued service as Chairman of our Board will be in a non-executive capacity.

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Under our new arrangements with Mr. Taylor, he is entitled to director fees in the form of a set annual retainer of $250,000 reflecting his anticipated increased focus on board-related matters relative to our other non-executive directors and benefits in the form of paid airfare to and from Bermuda for board meetings.  Unlike our other non-executive directors, he will not receive any meeting fees or other cash compensation beyond his annual retainer. Subject to his continued service on our Board, Mr. Taylor will also continue to vest in all outstanding awards previously granted to him under the LTIP.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to a company’s named executive officers (other than one serving  as the CFO).  As an exempted Bermuda limited liability company, none of the Company’s incentive compensation plans specifically address Section 162(m) since, historically, the Company has not attempted to take a U.S. income tax deduction for the compensation paid to any of its Named Executive Officers.  However, as a result of the establishment of our U.S. operations beginning in 2007, such operations are now subject to U.S. income taxes and are therefore potentially subject to the limitation on deductions under Section 162(m).  We believe that the value of any lost deductions is currently insignificant, but we are continuing to review the desirability of bringing such plans into compliance with Section 162(m) for the purpose of future awards.

Role of Executive Officers in Executive Compensation and CEO Compensation

The combination of components and levels of compensation for each of our Named Executive Officers are set by the CN Committee in consultation with our CEO (except in his own case) by reference to their individual circumstances, and are approved by the Board.  The CN Committee reviews all of our compensation policies at least annually and also reviews all elements of remuneration for our Named Executive Officers.

As CEO, Mr. Harris makes recommendations to our CN Committee on all aspects of the compensation of our Named Executive Officers, including recommending general plan structures and performance measures and any amendments thereto.

The recommended compensation for Mr. Harris is not discussed or reviewed with him prior to CN Committee review and he is not present while his compensation is being discussed.

The Company’s General Counsel and Secretary, Jonathan Kim, acts as Secretary for the CN Committee and along with Kevin Long, the Company’s Global Head of Human Resources, coordinates the preparation of meeting and research materials for Mr. Harris and the CN Committee.  Mr. Long develops recommendations to the CN Committee as well as the Chairman of the Board and Lead Director regarding the CEO’s compensation.  He is also responsible for providing such individuals with sufficient information, including reports on the market practices of peer companies, to enable them to review and recommend to the Board structures, levels and targets for the CEO’s compensation.

Compensation and Nominating Committee Report

The CN Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis disclosure required by Item 402(b) of Regulation S-K of the 1934 Act with management and, based on such review and discussions, the CN Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

March 31, 2010

Morgan W. Davis (Chair)

J. Roderick Heller III

John F. Shettle, Jr.

Candace L. Straight

Compensation Committee Interlocks and Insider Participation

No member of the CN Committee has served as an officer or employee of the Company during 2009 and the Board notes no relationship that would impair the independence of any director who served as a member of the CN Committee during 2009.

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Summary Compensation Table

The following table sets forth information relating to compensation awarded to, earned by or paid for services rendered in all capacities during 2009, 2008 and 2007 by our Named Executive Officers.

Name and		Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Christopher L. Harris	2009	675,000	—	1,560,825	—	1,302,750	—	343,638	3,882,213
President and CEO	2008	587,500	—	1,334,063	—	337,500	—	315,357	2,574,420
(Principal Executive Officer)	2007	418,250	209,125	803,620	—	559,227	—	286,319	2,276,541

Michael S. Paquette (4)	2009	300,000	—	503,700	—	579,000	—	47,549	1,430,249
CFO and EVP	2008	296,667	—	425,250	—	150,000	—	32,372	904,289
(Principal Financial Officer)	2007	138,562	151,961	510,300	—	141,419	—	19,930	962,172

Anthony Taylor (5)	2009	650,000	—	1,091,350	—	1,254,500	—	312,766	3,308,616
Executive Chairman	2008	812,500	—	1,151,713	—	406,250	—	364,929	2,735,392
	2007	900,205	450,103	—	—	1,212,197	—	324,128	2,886,633

Thomas G.S. Busher	2009	650,000	—	1,091,350	—	1,254,500	—	296,707	3,292,557
Deputy Chairman, COO	2008	575,000	—	921,381	—	325,000	—	259,545	2,080,926
and EVP	2007	432,313	216,157	803,620	—	579,796	—	234,486	2,266,372

Stanley J. Kott (6)	2009	425,000	—	713,575	—	820,250	—	138,945	2,097,770
CEO of Montpelier US	2008	425,000	85,000	602,443	—	—	—	152,320	1,264,763
	2007	270,801	85,000	1,706,000	—	—	—	79,457	2,141,258

(1)          In 2008, the Company discontinued guaranteed bonuses for all its Named Executive Officers other than Mr. Kott (see note 6 below).  Compensation shown as “Bonus” within the above table represents the guaranteed bonus, if any, to which the Named Executive Officer was entitled under the Company’s annual bonus plan or otherwise. The difference between this guaranteed amount and the final amount awarded to the Named Executive Officer is shown as Non-Equity Incentive Plan Compensation above.  See “Grants Of Plan-Based Awards.”

(2)          For variable RSUs, represents the grant date fair value at target (the most probable outcome as of the date of grant)  in accordance with FASB  ASC Topic 718 without regard to estimated forfeitures. At the maximum payout, the value of the RSUs granted to Mr. Harris would be: 2009 - $2,266,650; 2008 - $1,913,625; for Mr. Paquette: 2009 - $1,007,400; 2008 - $850,500;  for Mr. Taylor: 2009 - $2,182,700; 2008 - $2,303,426;  for Mr. Busher: 2009 - $2,182,700; 2008 - $1,842,761; and for Mr. Kott: 2009 - $1,427,150; 2008 - $1,204,886. For fixed RSUs, represents the grant date fair value in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. See 2009 10-K Note 10 for a description of the assumptions used to determine the initial grant date fair value of RSUs.

(3)          The individual components of “All Other Compensation” for 2009 are presented in the tables that follow.

(4)          Mr. Paquette began his employment with the Company in May 2007.  As an inducement to join the Company, Mr. Paquette received  a one-time sign-on bonus of $100,000 which is included in “Bonus” within the above table.

(5)          Following expiration of his service agreement on December 31, 2009, effective January 1, 2010, Mr. Taylor continued to serve as Chairman of our Board in a non-executive capacity.  See “Employment and Other Agreements.”

(6)          Mr. Kott began his employment with the Company in May 2007.  In accordance with his service agreement, he was provided a guaranteed annual cash bonus of 20% of his base salary for 2007 and 2008.  Beginning in 2009, Mr. Kott’s annual bonuses were no longer guaranteed.

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All Other Compensation - 2009

Name	Perquisites and Other Personal Benefits (1) ($)	Housing Allowance ($)	Defined Contribution Pension ($)	Tax Gross-Up ($)	Dividends on RSUs (2) ($)	Insurance (3) ($)	Total ($)

Christopher L. Harris	73,970	144,000	49,000	—	71,048	5,620	343,638

Michael S. Paquette	1,200	—	16,500	—	27,030	2,819	47,549

Anthony Taylor	193,965	—	65,000	—	52,003	1,798	312,766

Thomas G.S. Busher	25,378	144,000	65,000	—	60,531	1,798	296,707

Stanley J. Kott	23,504	—	27,000	346	50,023	38,072	138,945

(1)          See table below for the individual components of Perquisites and Other Personal Benefits.

(2)          Represents dividend equivalents earned on outstanding RSU awards.

(3)          Represents the cost of employer-provided life insurance. In the case of Mr. Kott, the amount shown also includes $35,170 for employer-provided long-term care insurance.

Perquisites and Other Personal Benefits - 2009

Name	Personal Travel (1) ($)	Tax Preparation ($)	Car Service (2) ($)	Other (3) ($)	Total ($)

Christopher L. Harris	41,596	1,378	11,260	19,736	73,970

Michael S. Paquette	—	—	—	1,200	1,200

Anthony Taylor	181,017	—	12,273	675	193,965

Thomas G.S. Busher	25,378	—	—	—	25,378

Stanley J. Kott	—	—	—	23,504	23,504

(1)          Represents personal travel for leave for our Bermuda-based Named Executive Officers.

(2)          Reflects the cost of a car/taxi service to/from work.  This benefit is provided to Messrs. Taylor and Harris due to restrictions imposed upon them by their service agreements regarding permitted modes of transportation while in Bermuda.

(3)          Includes reimbursement for health club memberships and/or parking.  In the case of Messrs. Harris and Kott, the amounts shown also include $18,500 and $23,504 in non-qualified supplemental defined contribution retirement benefits, respectively.

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Grants Of Plan-Based Awards

								All Other	All Other
								Stock	Option		Grant Date
								Awards:	Awards:	Exercise	Fair Value
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	of Stock
		Under Non-Equity Incentive Plan			Under Equity Incentive Plan			Shares of	Securities	Price of	and Option
		Awards			Awards			Stock or	Underlying	Option	Awards
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	(4) (5)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

Christopher L. Harris
Non-Equity Awards (1)	1/1/09	0	675,000	1,350,000	—	—	—	—	—	—	—
Variable RSUs (2)	1/1/09	—	—	—	0	67,500	135,000	—	—	—	1,133,325
Fixed RSUs (3)	11/19/09	—	—	—	—	—	—	25,000	—	—	427,500

Michael S. Paquette
Non-Equity Awards (1)	1/1/09	0	300,000	600,000	—	—	—	—	—	—	—
Variable RSUs (2)	1/1/09	—	—	—	0	30,000	60,000	—	—	—	503,700

Anthony Taylor
Non-Equity Awards (1)	1/1/09	0	650,000	1,300,000	—	—	—	—	—	—	—
Variable RSUs (2)	1/1/09	—	—	—	0	65,000	130,000	—	—	—	1,091,350

Thomas G.S. Busher
Non-Equity Awards (1)	1/1/09	0	650,000	1,300,000	—	—	—	—	—	—	—
Variable RSUs (2)	1/1/09	—	—	—	0	65,000	130,000	—	—	—	1,091,350

Stanley J. Kott
Non-Equity Awards (1)	1/1/09	0	425,000	850,000	—	—	—	—	—	—	—
Variable RSUs (2)	1/1/09	—	—	—	0	42,500	85,000	—	—	—	713,575

(1)          Represents the Named Executive Officer’s threshold, target and maximum annual bonus potential for 2009.  See “Summary Compensation Table.”

(2)          Represents variable RSUs awarded for the 2009-2012 award period. Variable RSUs are contingent awards in which the actual number of RSUs awarded is dependent on Company performance during the initial year of the four year award cycle (the “Initial RSU Period”). The actual number of variable RSUs is not fixed and determinable until the completion of the Initial RSU Period.  The number of RSUs shown above at target is based on an achieved ROE of 9.77%.  The number of RSUs shown at maximum is based on an achieved ROE of 16.77% or greater. At an achieved ROE of 3.77% or less, no variable RSUs would be awarded. These RSUs vest ratably over a four-year period subject to continuous employment. See 2009 10-K Note 10.

(3)          Represents fixed RSUs awarded to Mr. Harris on November 19, 2009. These RSUs vest ratably over a four-year period subject to continuous employment. The grant date fair value of these RSUs was determined in accordance with FASB ASC Topic 718 without regard to estimated  forfeitures. See 2009 10-K Note 10.

(4)          For variable RSUs, represents the grant date fair value at target (the most probable outcome as of the date of grant) in accordance with FASB  ASC Topic 718 without regard to estimated forfeitures. At the maximum payout, the value of the variable RSUs granted to Messrs. Harris, Paquette, Taylor, Busher and Kott would be $2,266,650, $1,007,400, $2,182,700, $2,182,700 and $1,427,150, respectively. For fixed RSUs, represents the grant date fair value in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. See 2009 10-K Note 10 for a description of the assumptions used to determine the initial grant date fair value of RSUs.

(5)          Based on the actual ROE achieved for 2009 of 19.11% (or 193% of target), the actual number of variable RSUs granted to Messrs. Harris, Paquette, Taylor, Busher and Kott by the CN Committee for this award period were 130,275, 57,900, 125,450, 125,450 and 82,025, respectively, with an associated grant date fair value, determined in accordance with FASB ASC Topic 718 without regard to estimated  forfeitures, of $2,187,317, $972,141, $2,106,306, $2,106,306 and $1,377,200, respectively.  See 2009 10-K Note 10 for a description of the assumptions used to determine the initial grant date fair value of RSUs.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Christopher L. Harris
RSUs	—	—	—	—	—	186,769	3,234,839	—	—

Michael S. Paquette
RSUs	—	—	—	—	—	67,675	1,172,131	—	—

Anthony Taylor
RSUs	—	—	—	—	—	111,013	1,922,745	—	—

Thomas G.S. Busher
RSUs	—	—	—	—	—	137,628	2,383,717	—	—

Stanley J. Kott
RSUs	—	—	—	—	—	130,373	2,258,060	—	—

(1)          Represents the following outstanding RSU awards: (i) fixed RSUs for the 2007-2012 award period for Messrs. Paquette and Kott of 18,000 and 60,000, respectively; (ii) fixed RSUs for the 2008-2012 award period for Messrs. Harris and Busher of 30,000 and 30,000, respectively; (iii) fixed RSUs for the 2008-2013 award period for Mr. Harris of 20,000; (iv) fixed RSUs for the 2009-2013 award period for Mr. Harris of 25,000: (iv) variable RSUs for the 2008-2011 award period for Messrs. Harris, Paquette, Taylor, Busher and Kott of 14,063, 6,250, 16,926, 13,541 and 8,854, respectively, and (v) variable RSUs for the 2009-2012 award period for Messrs. Harris, Paquette, Taylor, Busher and Kott of 97,706, 43,425, 94,087, 94,087 and 61,519, respectively.

All outstanding RSUs vest ratably over the award period on December 31 of each year, except for: (i) 45,000 RSUs for Mr. Harris of which 20,000 RSUs are for the 2008-2013 award period which vest ratably on July 1 of each year and 25,000 RSUs are for the 2009-2013 award period which vest ratably on November 19 of each year; (ii) 60,000 RSUs awarded to Mr. Kott for the 2007-2012 award period which vest ratably on July 1 of each year; and 18,000 RSUs awarded to Mr. Paquette for the 2007-2012 award period which vest ratably on May 7 of each year.

(2)          The market value of RSUs outstanding was calculated using the Company’s closing share price of $17.32 at December 31, 2009.

27

Option Exercises and Stock Vested

	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Christopher L. Harris
Performance shares	—	—	26,500	458,980
RSUs	—	—	69,600	1,198,196

Michael S. Paquette
RSUs	—	—	23,600	391,263

Anthony Taylor
Performance shares	—	—	31,800	550,776
RSUs	—	—	63,160	1,101,817

Thomas G.S. Busher
Performance shares	—	—	23,320	403,902
RSUs	—	—	63,801	1,113,078

Stanley J. Kott
RSUs	—	—	44,933	718,457

(1)          Represents: (i) 25,000, 30,000 and 22,000 target performance shares awarded for the 2007-2009 performance cycle to Messrs. Harris, Taylor and Busher, respectively, which fully vested on December 31, 2009 at 106.0% of target; and (ii) all RSUs that vested during 2009.

Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) In Last Fiscal Year (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Christopher L. Harris	—	—	7,028	—	29,197
Michael S. Paquette	—	—	—	—	—
Anthony Taylor	—	—	—	—	—
Thomas G.S. Busher	—	—	—	—	—
Stanley J. Kott	31,875	23,504	455	—	196,225

(1)          The approximate rate of return earned on Mr. Harris’ balance for 2009 was 27.4%. The approximate rate of return earned on Mr. Kott’s balance for 2009 was 0.3%.

The Company’s non-qualified deferred compensation plans allow participants to voluntarily defer, or for the Company to provide, qualifying remuneration payable (consisting of all or a portion of their salary, annual bonus and Company-provided contributions) which can be invested in various investment options available to the general public. Participants may change their investment elections daily.

A payment date is designated with each deferral election made.  Participants may elect to receive payments in a lump sum or in annual installments.  Payment dates cannot be accelerated and commence upon the earlier of the designated payment date, death or separation from service.

Mr. Kott’s aggregate deferred compensation plan balance at December 31, 2009 included: (i)  employee contributions of $31,875 for 2009 and $42,500 for 2008, each of which have been included in the Summary Compensation Table as “Salary”, and (ii) employer contributions of $23,504 for 2009, $52,691 for 2008 and $48,492 for 2007, each of which have been included in the Summary Compensation table as “All Other Compensation.”

Mr. Harris did not have any deferred compensation contributions from 2007 to 2009.

All current and prior year earnings have been excluded from the Summary Compensation Table as none of the investment options offered under the deferred compensation plan provide an above-market rate of interest.

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Potential Payments Upon Termination of Employment or Change in Control

The following tables outline the potential payments and benefits that our Named Executive Officers would be entitled to receive under certain situations involving a termination of their employment, including a termination resulting from a change in control of the Company. Our Named Executive Officers are not employed at-will and the terms and conditions of their employment are governed by their individual service agreements.  Each service agreement is negotiated independently and the specific provisions of each may vary, in some cases significantly, from person to person. See “Employment and Other Agreements”, which follows. Termination of employment and satisfaction of all conditions to payment are deemed to occur at December 31, 2009 for purposes of this presentation.

The amounts shown in the tables that follow do not include payments and benefits provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include: (i) earned but unpaid salary, unused vacation pay and continuation of standard insurance benefits (consisting of medical, dental and disability coverages) through the effective date of termination; (ii) reimbursement of all documented business-related expenses; and (iii) accumulated balances under any of the Company’s defined contribution retirement plans, including distributions of non-qualified deferred compensation, if any.

Amounts Payable Upon Termination of Employment by the Company For Cause

Name	Cash Severance Payment ($)	Accelerated Vesting of LTIP Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Payments Upon Termination ($)

Christopher L. Harris	—	—	—	—	—
Michael S. Paquette	—	—	—	—	—
Thomas G.S. Busher	—	—	—	18,570	18,570
Stanley J. Kott	—	—	—	—	—

In the event of termination of employment by the Company for cause, none of the Named Executive officers are entitled to any discretionary payments, except for Mr. Busher, who is entitled to a one-time payment of repatriation/relocation benefits.

Cause, as used in this instance, means: (i) a conviction of an offense (other than a road traffic offense or other non-material offense not subject to a custodial sentence); or (ii) willful gross negligence or willful gross misconduct by the executive in connection with his employment with the Company which causes or is likely to cause material loss or damage to the Company.

The Named Executive Officers may not compete against the Company or solicit its clients or employees for a period of up to one year following a termination for cause without the Company’s prior consent.

Amounts Payable Upon Voluntary Termination of Employment by the Executive

Name	Cash Severance Payment ($)	Accelerated Vesting of LTIP Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Payments Upon Termination ($)

Christopher L. Harris	—	—	—	204,750	204,750
Michael S. Paquette	150,000	103,920	—	—	253,920
Thomas G.S. Busher	325,000	—	—	18,570	343,570
Stanley J. Kott	212,500	—	—	—	212,500

In the event of voluntary termination of employment by the executive, Messrs. Paquette, Busher and Kott are each required to provide the Company with six-months’ written notice and are entitled to a continuation of their base salary and LTIP vesting during that period.  In addition, Messrs. Harris and Busher are entitled to a one-time payment of repatriation/relocation benefits.

The Named Executive Officers may not compete against the Company or solicit its clients or employees for a period of up to one year following voluntary termination without the Company’s prior consent.  The Company may require Messrs. Paquette, Busher and Kott to not attend work and/or not to undertake all or any of their duties during their notice period.

29

Following the termination of his service agreement with the Company on December 31, 2009, Mr. Taylor became Chairman of the Board in a non-executive capacity. Mr. Taylor is required to abide by all restrictive covenants contained within his prior service agreement, including noncompetition and nonsolicitation of the Company’s clients and employees for a period of one year, as originally specified within such agreement.   All of the entitlements received by Mr. Taylor in connection with his voluntary termination have been included in the Summary Compensation Table.  See also “Employment and Other Agreements.”

Amounts Payable Upon Termination of Employment by the Company Following Disability

Name	Cash Severance Payment ($)	Accelerated Vesting of LTIP Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Payments Upon Termination ($)

Christopher L. Harris	—	—	—	204,750	204,750
Michael S. Paquette	—	—	—	—	—
Stanley J. Kott	—	—	—	—	—
Thomas G.S. Busher	—	—	10,893	18,570	29,463

In the event of termination of employment by the Company following disability, Mr. Busher is entitled to a continuation of his current medical benefits for the remaining term of his service contract and Messrs. Harris and Busher are entitled to a one-time payment of repatriation/relocation benefits.

Disability, in this instance, means that the executive is unable to perform the duties and responsibilities required of him due to a physical and/or mental disability for a stated period of time.

Amounts Payable Upon Termination of Employment by the Company Following a Change in Control

Name	Cash Severance Payment ($)	Accelerated Vesting of LTIP Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Payments Upon Termination ($)

Christopher L. Harris	5,933,250	3,234,843	—	—	9,168,093
Michael S. Paquette	1,758,000	1,172,131	—	—	2,930,131
Thomas G. S. Busher	5,713,500	2,383,726	—	18,500	8,115,796
Stanley J. Kott	2,490,500	2,258,056	—	—	4,748,556

The Company’s Severance Plan provides for the payment of specified benefits if a participant’s employment is terminated by the Company without cause or by the participant pursuant to a constructive termination within twenty-four months following the occurrence of a change in control, as defined in the LTIP.  Benefits payable under the Severance Plan are triggered if termination is initiated by: (i) the Company for a reason other than death, disability or cause; or (ii) the executive  in the case of constructive termination or for good reason. The Severance Plan is administered by the CN Committee, which is authorized to interpret the plan and to establish, amend and rescind any rules and regulations relating to the plan.  For purposes of the Severance Plan, (i) “cause” means (a) willful gross negligence or willful gross misconduct by the participant in connection with his or her employment with the Company or one of its subsidiaries which causes, or is likely to cause, material loss or damage to the Company or (b) conviction of an offense (other than a road traffic offense or other non-material offense not subject to a custodial sentence); and (ii) “constructive termination” means a termination of a participant’s employment with the Company or a subsidiary at the initiative of the participant that the participant declares by prior written notice delivered to the Secretary of the Company to be a constructive termination by the Company or subsidiary and which follows (a) a material decrease in his or her salary or bonus opportunity or (b) a material diminution in the authority, duties or responsibilities of his or her position with the result that the participant makes a determination in good faith that he or she cannot continue to carry out his or her job in substantially the same manner as it was intended to be carried out immediately before such diminution.

Under the provisions of the Severance Plan, Messrs. Harris and Busher are eligible for Group A severance benefits and Messrs. Paquette and Kott are eligible for Group B benefits.  Group A benefits consist of three times the sum of: (i) the executive’s annual base salary at the greater of the annual rate in effect on the executive’s severance date, or the annual rate in effect on the date of the change in control; and (ii) the executive’s highest annual bonus received in the three years preceding the year in which the severance occurs. Group B benefits consist of two times the sum of: (i) the executive’s annual base salary at the greater of the annual rate in effect on the executive’s severance date, or the annual rate in effect on the date of the change in control; and (ii) the executive’s highest annual bonus received in the three years preceding the year in which the severance occurs.  In order to receive any payments under the Severance Plan, the executive must execute a general release of all claims against the Company within sixty days after termination of employment.

Under the provisions of the LTIP, if, within twenty-four months following the occurrence of a change in control, a participant’s

30

employment is terminated by the Company for a reason other than death, disability or cause, or by the executive following a constructive termination or retirement at age 60, all outstanding RSUs immediately vest.

Amounts Payable Upon Termination of Employment - Other Events Not Following A Change in Control (as Applicable)

Name	Cash Severance Payment ($)	Accelerated Vesting of LTIP Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Payments Upon Termination ($)

Termination Without Cause by the Company or for Good Reason by Executive

Christopher L. Harris	2,700,000	3,234,843	49,383	—	5,984,226
Michael S. Paquette	300,000	408,752	16,916	—	725,668
Thomas G.S. Busher	2,600,000	2,383,726	21,786	18,570	5,024,082

Termination Without Cause by the Company

Stanley J. Kott	425,000	778,244	—	—	1,203,244

Non-Renewal of Current Employment Agreement Followed by Removal From Board (Other Than for Cause)

Christopher L. Harris	1,977,750	3,234,843	—	—	5,212,593
Thomas G.S. Busher	1,904,500	2,383,726	—	18,570	4,306,796

In the event of termination of employment without cause by the Company or for good reason by the executive:

•      Mr. Harris is entitled to: (i) the sum of his annual base salary plus annual target bonus for the greater of (a) two and (b) each of the remaining years in his service agreement; (ii) an acceleration of the vesting of all his outstanding RSUs; and (iii) a three-year continuation of his current medical benefits at the Company’s expense;

•      Mr. Paquette is entitled to a continuation of his base salary, LTIP vesting and his current medical benefits at the Company’s expense for one year; and

•      Mr. Busher is entitled to: (i) the sum of his annual base salary plus annual target bonus for the greater of (a) two and (b) each of the remaining years in his service agreement; (ii) an acceleration of the vesting of all his outstanding RSUs; (iii) a three-year continuation of his current medical benefits at the Company’s expense; and (iv) a one-time payment of repatriation/relocation benefits.

Good reason, in this instance, means, without the executive’s consent: (i) a decrease in the executive’s base salary or any material decrease in annual bonus opportunity; (ii) a material diminution in his authority, duties or responsibilities such that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution; (iii) a relocation of the executive’s principal place of employment by more than 50 miles from the location at which he is then principally employed; or (iv) a material breach by the Company of the terms of his service agreement or of any outstanding award to the executive under the LTIP which the Company has failed to cure.

In the event of termination of employment without cause by the Company, Mr. Kott is entitled to a one year continuation of his base salary and LTIP vesting.

In the event of non-renewal of the executive’s current employment agreement followed by the executive being removed from the Board (other than for cause):

•      Mr. Harris is entitled to: (i) one times the sum of his annual base salary plus his highest annual bonus paid in the three years preceding the year in which the non-renewal occurs; and (ii) an acceleration of the vesting of all his outstanding RSUs; and

•      Mr. Busher is entitled to: (i) one times the sum of his annual base salary plus his highest annual bonus paid in the three years preceding the year in which the non-renewal occurs; (ii) an acceleration of the vesting of all his outstanding RSUs; and (iii) a one-time payment of repatriation/relocation benefits.

In the event of non-renewal of the executive’s current employment agreement but the executive remains an active member of the Board:

•      Messrs. Harris and Busher are entitled to a continuation of their current medical benefits at the Company’s expense (representing a current annual value of $16,461 for Mr. Harris and $7,262 for Mr. Busher) and their ongoing service on the Board shall be considered continued employment for purposes of their outstanding LTIP awards.

31

Amounts Payable Upon Retirement

None of our Named Executive Officers are entitled to any retirement benefits beyond those generally provided to our salaried employees on a non-discriminatory basis upon retirement or upon non-renewal of their service agreements, with the exception of Messrs. Harris and Busher, who, if they remain an active member of the Board following retirement, are entitled to a continuation of their current medical benefits at the Company’s expense (representing a current annual value of $16,461 for Mr. Harris and $7,262 for Mr. Busher) and their ongoing service on the Board shall be considered continued employment for purposes of their outstanding LTIP awards.

Employment and Other Agreements

On November 20, 2007, the Board approved a new two-year service agreement between the Company and Mr. Taylor, which became effective January 1, 2008.  The new agreement permitted Mr. Taylor to relinquish the role of CEO to Mr. Harris on June 30, 2008, at which time he assumed the role of Executive Chairman.  The new service agreement provided for Mr. Taylor’s annual base salary to be $975,000 while serving as CEO and $650,000 while serving as Executive Chairman.    Following expiration of his service agreement on December 31, 2009, Mr. Taylor continues to serve as Chairman of our Board in a non-executive capacity.

During 2008, Messrs. Harris, Paquette and Busher were promoted to the roles of President and CEO, EVP and CFO,  and Head of European Operations, respectively, and each entered into new service agreements with the Company which provided for increases in their annual base salaries and, in the case of Messrs. Harris and Busher, one-time awards of RSUs.  Messrs. Harris’ and Busher’s new service agreements are for three-year terms ending on June 30, 2011 (and are renewable thereafter by agreement between the parties) and Mr. Paquette’s new service agreement shall continue until terminated in accordance with its terms.

Mr. Kott has also entered into a service agreement with the Company.  Mr. Kott’s service agreement is for a five-year term ending May 12, 2012 (and is renewable thereafter by agreement between the parties).

The service agreements of Messrs. Paquette, Busher and Kott are terminable upon twelve-months’ written notice by the Company and upon six-months’ written notice by the executive.

The principal terms and conditions of the service agreements of our Named Executive Officers have been further illustrated herein under “Potential Payments Upon Termination of Employment or Change in Control.”

PROPOSAL 2

ELECTION OF DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE

We conduct business through our wholly-owned Bermuda operating subsidiary, Montpelier Re. Bye-law 85 of the Company’s Bye-Laws provides that the board of directors of Montpelier Re shall consist of persons who first have been elected as designated company directors by a resolution at the Annual General Meeting of Shareholders. The Board must then vote all common shares of Montpelier Re to elect such designated company directors as Montpelier Re directors. The Company’s Bye-law provisions with respect to the removal of designated company directors operate similarly. The Bye-Laws of Montpelier Re provide that the only persons eligible to be elected as Montpelier Re’s directors are those persons who first have been elected by the Shareholders of the Company as designated company directors in accordance with the Company’s Bye-Laws (including any limitation on voting rights).

Proposal No. 2 calls for the election of Messrs. Harris, Taylor, Busher and David S. Sinnott as designated company directors for election to the board of directors of Montpelier Re.  Messrs. Harris, Taylor, Busher and Sinnott will not receive any compensation for their services as directors of Montpelier Re.

Mr. Sinnott, age 48, currently serves as the Company’s and Montpelier Re’s Chief Underwriting Officer and EVP.  He joined Montpelier Re in 2002 as a Senior Underwriter and became Montpelier Re’s Chief Reinsurance Officer in 2006. Biographical information relating to Messrs. Harris, Taylor and Busher is presented under “Proposal 1 — Approval of a Twelve Member Board and Election of Directors.”

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2 WHICH CALLS FOR THE ELECTION OF EACH OF THE NOMINEES AS DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE.

PROPOSALS 3A, 3B, 3C

ADOPTION OF AMENDED AND RESTATED BYE-LAWS

The Board unanimously determined at its meeting held on March 5, 2010, that it is in the interests of the Company and its Shareholders to make certain amendments to our Second Amended and Restated Bye-Laws (which we refer to as the  “Current Bye-Laws” within Proposals 3A, 3B, 3C).  As such, the Board approved, and recommends that the Shareholders approve, the adoption of the amendments to our Amended and Restated Bye-Laws (which we refer to as the  “Amended Bye-Laws” within Proposals 3A, 3B, 3C).  The complete Amended Bye-Laws are included as Appendix B to the Proxy Statement and the following summary of the material terms and conditions of each of the amendments is qualified in its entirety by reference to them.

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Under Section 13 of the Bermuda Companies Act of 1981 (the “Companies Act”) and Bye-Law 91 and Bye-Law 44 of the Current Bye-Laws, the amendments to the Current Bye-Laws described below require approval by the affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy at the 2010 Annual Meeting, except that the amendment described under Proposal 3C: “Reduction in Subsidiary Board Elections” requires approval by the affirmative vote of at least two- thirds of the total number of Common Shares entitled to vote at the 2010 Annual Meeting.

Shareholders will vote separately on each of the three proposals described below (Proposals 3A through 3C) to amend and restate the Current Bye-Laws.  The adoption of each of these amendments to the Current Bye-Laws is not conditioned on the approval of any of the other Proposals 3A through 3C.

If approved by the Shareholders, the Amended Bye-Laws will become effective at the conclusion of the 2010 Annual Meeting.  Shareholders are urged to carefully review Appendix B.

Background and Reasons for the Amendments to the Bye-Laws

The Board recently undertook a review of the Current Bye-Laws to determine whether changes were appropriate to more closely align the Current Bye-Laws in certain respects with those of other Bermudian reinsurance companies and other large U.S. publicly-traded companies.

As a result of this review, the Board determined that the Amended Bye-Laws should include the proposals detailed below.

Proposal 3A: Advance Notice

The Current Bye-Laws do not give any procedural guidance to Shareholders who wish to nominate Directors or otherwise propose business at general meetings. Although the Board currently has an advance-notice policy, the Board has determined that it is customary and more appropriate for such a policy to be reflected in the Bye-Laws.  In the case of nominations or other proposals to be brought before the annual general meeting, the Amended Bye-Laws provide that Shareholders shall give notice of such proposals between 90 and 120 days prior to the first anniversary of the preceding annual general meeting.  In the event that the date of the annual meeting is advanced more than 30 days or delayed more than 90 days, such notice shall be given between 120 days prior to the annual general meeting and the later of (i) the 90th day prior to such annual general meeting and (ii) the 10th day following the public announcement of the annual general meeting.  In the case of a nomination to be brought before a special general meeting, Shareholders shall give notice of such nomination between 90 and 120 days prior to the date of the special general meeting or, if later, within 10 days of the notice of such special general meeting.  Shareholders who submit nominations or other proposals must also provide certain information with regard to their economic and other interests.  Shareholders who wish to convene a special general meeting as provided by the Companies Act must also provide certain information with regard to their economic and other interests.

Providing for 90 to 120 days advance notice of Shareholder nominations or other proposals to be brought at an annual or special general meeting provides clarity to the submitting Shareholders on how to properly submit a nomination or proposal.  This benefits all Shareholders by enabling the Company to take appropriate steps to evaluate the nomination or proposal so that the Board can properly advise the Shareholders on its purpose.  The information provided by the submitting Shareholder will aid the Company in giving all Shareholders information necessary to review the proposal, and will allow the Company to determine that the Shareholders’ motives are aligned with the Company’s interests.  In addition, it will provide a consistent basis upon which any Shareholder may submit a proposal or nomination.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3A: ADVANCE NOTICE.

Proposal 3B: Limits on Board Size

The Current Bye-Laws do not set a maximum limit on the number of Directors that may sit on the Board and do not permit the Board to change the number of Directors that constitute the Board.  In order to provide the Board with the ability to increase the size of the Board when it determines that it is prudent to add one or more Directors, or to reduce the size of the Board in the case of a Board vacancy, the Amended Bye-Laws provide that the Board shall have the authority, by resolution, to change the number of Directors that constitute the Board.  The Amended Bye-Laws also provide that the Board shall have no fewer than 5 and no more than 15 members and that the size of the Board, subject to these limits, shall be determined by either resolution of the Board or by Shareholders at a general meeting.  The Board, as it does from time to time, is currently considering whether it would be appropriate to increase the size of the Board and may determine to add one or more directors to the Board if a suitable candidate is identified and willing to serve.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3B: LIMITS ON BOARD SIZE.

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Proposal 3C: Reduction in Subsidiary Board Elections

Bye-Law 85 of the Current Bye-Laws requires that Shareholders vote in annual elections for the Directors of Montpelier Reinsurance Ltd. and, under certain circumstances, other of our subsidiaries.  The purpose of this subsidiary voting provision is to prevent certain non-U.S. subsidiaries from being deemed “controlled foreign corporations” under the United States Internal Revenue Code, a designation that would create adverse tax consequences for large shareholders.  However, the scope of the current subsidiary voting provision exceeds its purpose, as it requires Shareholders to elect Directors of subsidiaries that are not at risk of being deemed controlled foreign corporations.

The Amended Bye-Laws provide for a Shareholder vote with respect to subsidiary Directors only when such a vote is more likely to be necessary to avoid the adverse tax consequences of the controlled foreign corporation rules.  The effect of this amendment will be to remove the need for Shareholders to vote in subsidiary Board elections when such voting benefits neither the Company nor Shareholders, without compromising the Company’s position that tax liability should not accrue to U.S. Shareholders under the foreign controlled corporation rules.

Because of the important function that Bye-Law 85 serves in protecting large shareholders from adverse tax consequences, changes to Bye-Law 85 require the supermajority shareholder approval described above.  If the proposed changes are adopted, Bye-Law 85 will continue to provide tax protection to our large shareholders, consistent with the Company’s intention.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3C: REDUCTION IN SUBSIDIARY BOARD ELECTIONS.

PROPOSAL 4

APPOINTMENT OF INDEPENDENT AUDITOR

On March 5, 2010, upon recommendation of the Audit Committee, the Board unanimously selected, subject to approval of the Company’s Shareholders, PricewaterhouseCoopers, an independent registered public accounting firm, to continue to serve as the Independent Auditor of the Company and its subsidiaries for the year ending December 31, 2010.  In addition to this appointment, Shareholders are being asked to authorize the Board, acting by the Company’s Audit Committee, to set the remuneration for PricewaterhouseCoopers for the year ending December 31, 2010. PricewaterhouseCoopers has served as the Company’s Auditor since the Company’s inception.

A representative of PricewaterhouseCoopers is expected to be present at the 2010 Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions.

Professional Fees Billed to the Company

The following table presents fees billed for professional services rendered by PricewaterhouseCoopers during 2009 and 2008. The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers is compatible with maintaining its independence with respect to the Company and has determined that the provision of the specified non-audit services is consistent and compatible with PricewaterhouseCoopers maintaining its independence.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm during the year, and, pursuant to this policy,  the Audit Committee pre-approved all (100%) of such services for the year ended December 31, 2009. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined below, subject to the budget for each category. The Audit Committee Charter permits the Audit Committee to delegate authority to one or more members including the Chair, when appropriate, with respect to granting pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals must be presented to, and ratified by, the full Audit Committee at its next scheduled meeting.

34

	Year Ended December 31,
	2009	2008

Audit Fees (1) (2)	$1,901,391	$1,860,685
Audit-Related Fees (3)	16,845	80,000
Tax Fees (4)	263,340	167,718
All Other Fees (5)	12,527	—
Total Fees	$2,194,103	$2,108,403

(1)          Represents professional services rendered in connection with: (i) the audit of the Company’s annual financial statements, including internal controls over its financial reporting, as set forth in the Company’s Annual Report on Form 10-K; (ii)  reviews of the Company’s quarterly financial statements, as set forth in its Quarterly Reports on Form 10-Q; (iii) audits of the Company’s subsidiaries that are required by statute or regulation; and (iv) services that only the Company’s independent registered public accounting firm reasonably can provide.

(2)          The increase in audit fees from 2009  to 2010 is the result of the additional audit effort associated with the Company’s operating platforms in the U.S. and the U.K. and incremental stand-alone and statutory reporting requirements.

(3)          For 2009, represents audit-related work associated with the Company’s shelf registration on Form S-3, as filed with the SEC on June 11, 2009.  For 2008, represents due diligence services related to merger and acquisition activities.

(4)          Represents tax compliance, tax advisory and tax planning services.

(5)          Represents regulatory consulting services regarding Solvency II.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4 CALLING FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2010.

OTHER MATTERS

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2010 Annual General Meeting of Shareholders and this Proxy Statement.  If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

Presentation of Financial Statements

In accordance with the Companies Act 1981 of Bermuda and Bye-Law 76 of the Company, the Company’s financial statements for the year ended December 31, 2009 will be presented at the 2010 Annual Meeting.  The Board has approved these statements.  There is no requirement under Bermuda law that these statements be approved by Shareholders, and no such approval will be sought at the meeting.

Householding

Unless it has received contrary instructions, the Company may send a single copy of this Proxy Statement to any household at which two or more Shareholders reside if the Company believes the Shareholders are members of the same family.  Each Shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses.

If you would like to receive your own proxy, follow the instructions described below.  Similarly, if you share an address with another Shareholder and together both of you would like to receive only a single proxy, follow these instructions:  If your Common Shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A. at (781)-575-2879, P.O. Box 43078, Providence, RI 02940-3078 (by mail) or 250 Royall Street, Canton, MA 02021 (by courier, overnight mail or registered mail). For more information, go to http://www.computershare.com.  If a bank, broker or other nominee holds your Common Shares, please contact your bank, broker or other nominee directly.

Other Information

We have filed the required certifications under Section 302 of the Sarbanes-Oxley Act of 2002 regarding the quality of our public disclosures as Exhibits 31.1 and 31.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

In 2009, following our 2009 Annual Meeting of Shareholders, we filed with the NYSE the Chief Executive Officer certification regarding its compliance with the NYSE Corporate governance listing standards as required by NYSE Rule 303A.12(a).

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2011 SHAREHOLDER PROPOSALS

To be considered for inclusion in the Proxy Statement relating to the 2011 Annual General Meeting of Shareholders, Shareholder proposals must be received by the Company no later than December 1,  2010, unless the Company changes the date of the 2011 Annual General Meeting of Shareholders by more than thirty days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s Quarterly Reports on Form 10-Q. If a Shareholder proposal is introduced at the 2011 Annual General Meeting of Shareholders without any discussion of the proposal in the Company’s Proxy Statement and the Shareholder does not notify the Company by February 14, 2011 as required by Rule 14a-4(c)(1) of the 1934 Act of the intent to raise such proposal at the Annual General Meeting, then such proxies received by the Company for the 2011 Annual General Meeting of Shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

By Order of the Board,

Jonathan B. Kim
Secretary
Pembroke, Bermuda
March 31, 2010

The 2009 Annual Report to Shareholders of the Company, including our financial statements for the year ended December 31, 2009, is being mailed concurrently with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a Shareholder, we will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K, as filed with the SEC.  If you would like a copy of this report, please contact Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, Attn: Corporate Affairs Manager. The Company’s Proxy Statement, Annual Report, Form 10-K and other proxy materials are also available at https://materials.proxyvote.com/G62185, http://www.sec.gov and http://www.montpelierre.bm. Information contained on such websites is not incorporated in this Proxy Statement.

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Appendix A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

In order to be considered independent, a director of the Company must meet all of the following Categorical Standards for Director Independence.

I.  Introduction

To be considered independent under NYSE rules, the Board of the Company must determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  These standards have been established in order to assist the Board in determining director independence and may be amended by the Board from time to time.  These standards shall be interpreted in a manner consistent with the NYSE rules.

II.  Definitions

References to the “Company” include any parent or subsidiary in a consolidated group with the Company.

The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934.

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than a domestic employee) who shares such person’s home.  When applying the look-back provisions required herein, individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, need not be considered.

III.  Employment Relationships

A director is not independent if the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.  Employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

A director is not independent if: (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm;(C) the director has an immediate family member who is a current employee of such a firm and who personally worked on the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

IV.  Compensation Relationships

A director is not independent if the director has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or CEO or other executive officer need not be considered in determining independence under this test.

A director is not independent if the director has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).  Compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer) need not be considered in determining independence under this test.

V.  Commercial and Charitable Relationships

A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds or exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues as reported for its last completed year.

A director is not independent if the director is an executive officer, director or trustee of a charitable organization that received contributions from the Company in an amount which, in any single fiscal year within the preceding three years, exceeded the greater of $1 million or 2% of such charitable organization’s total charitable receipts as reported for the last completed fiscal year; provided, however, that the Board may determine such relationships not to be material or otherwise consistent with a director’s independence. Note that the Company’s automatic matching of employee charitable contributions will not be included in the amount of the Company’s contributions for the purposes of this paragraph.

VI.  Interlocking Directorates

A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

VII.  Other Relationships

Being a director, executive officer or employee, or having an immediate family member who is a director, executive officer or employee, of a company that purchases insurance, reinsurance or other services or products from the Company, by itself, does not bar a determination that the director is independent if the payments made to the Company for such products or services are made in the ordinary course of business on an arms-length basis.

For relationships not specifically mentioned above, the determination of whether a director has a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and therefore would not be independent, will be made by the Board after taking into account all relevant facts and circumstances. For purposes of these standards, a director who is solely a director and/or a non-controlling shareholder of another company that has a relationship with the Company will not be considered to have a material relationship based solely on such relationship that would impair such director’s independence.

In order to be considered independent for purposes of the Audit Committee, a director must not:

• accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the national securities exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

• be an affiliated person of the Company or any subsidiary thereof.

2

Appendix B

AMENDED AND RESTATED BYE - LAWS

of

MONTPELIER RE HOLDINGS LTD.

i

INTERPRETATION

1.   Interpretation

(1)   In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

(a)                                  “Act” means the Companies Act 1981 of Bermuda as amended from time to time;

(b)                                 “Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person.  Without limiting the generality of the foregoing, the term “Affiliate” shall include an investment fund managed by such Person or by a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person;

(c)                                  “Auditor” includes any individual or partnership;

(d)                                 “Bye-laws” means these Bye-laws and the Schedules attached hereto;

(e)                                  “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States are authorised or obligated by law or executive order to close;

(f)                                    “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

(g)                                 “Cause” means wilful misconduct, fraud, gross negligence, embezzlement or any other criminal conduct or any physical or mental disability that would substantially impair the ability of a Director to function in that capacity;

(h)                                 “Code” means the United States Internal Revenue Code of 1986, as amended;

(i)                                     “Company” means the company for which these Bye-laws are approved and confirmed;

(j)                                     “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, except when used in the term “Controlled Shares” as defined in Bye-law 1(k) below, “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

(k)                                  “Controlled Shares” in reference to any Person means all shares of the Company directly, indirectly or constructively owned by such Person within the meaning of Section 958 of the Code;

(l)                                     “day” means a calendar day;

(m)                               “Designated Company Director” means a person elected to the office of Designated Company Director in accordance with Bye-law 85;

(n)                                 “Director” means a director of the Company;

(o)                                 “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws or with respect to the exercise price of options under Bye-law 55(5), (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system),  the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or the day on which the options are granted under Bye-law 55(5), or (b) (i) with respect to a repurchase, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent U.S. nationally recognised investment banking firm chosen by the Member whose shares are to be so repurchased by the Company and reasonably satisfactory to the Company; provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (A) shall not include any discount relating to (x) the absence of a public trading market for, or any transfer restrictions on, such shares, or (y) the fact that such shares being repurchased represent a minority of the issued and outstanding shares, and (B) shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be, or (ii) with respect to the exercise price of options, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by the Board of Directors of the Company in good faith;

(p)                                 “initial public offering” means the completion, whether by the Company or any Members, of the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act;

(q)                                 “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

(r)                                    “9.5% U.S. Shareholder” of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “9.5 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;

(s)                                  “notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

(t)                                    “Officer” means any person appointed by the Board to hold an office in the Company;

(u)                                 “Person” means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or a body of Persons;

(v)                                 “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

(w)                               “Register of Members” means the Register of Members referred to in these Bye-laws;

(x)                                   “Resident Representative” means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

(y)                                 “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

(z)                                   “Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto;

(aa)                            “Securities Act” means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute;

(bb)                          “U.S. Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) a “U.S. Trust” (as defined in the Code) or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation);

(cc)                            “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

(dd)                          “United Kingdom” means England, Scotland, Wales and Northern Ireland; and

(ee)                            “United States” or “U.S.” means the United States of America and dependent territories or any part thereof.

(2)   In these Bye-laws, where not inconsistent with the context:

(a)                                  words denoting the plural number include the singular number and vice versa;

(b)                                 words denoting the masculine gender include the feminine gender;

(c)                                  the word:

(i)                                     “may” shall be construed as permissive;

(ii)                                  “shall” shall be construed as imperative; and

(d)                                 unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

(3)   Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

(4)   Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2.   Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.   Management of the Company

(1)   In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

(2)   No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

(3)   The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.   Power to Appoint Managing Director or Chief Executive Officer

The Board may, from time to time, appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.   Power to Appoint Manager

The Board may appoint a person to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.   Power to Authorise Specific Actions

Except as otherwise provided herein, the Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company and to make regulatory filings and take such other actions as the Board may authorise.

7.   Power to Appoint Attorney

The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.

8.   Power to Delegate to a Committee

The Board may delegate any of its powers to a committee appointed by the Board which shall consist entirely of Directors and every such committee shall conform to such directions as the Board shall impose on them.  The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9.   Power to Appoint and Dismiss Employees

The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.    Power to Borrow and Charge Property

(1)          The Board may exercise all the powers of the Company to borrow money, to assume, guarantee or otherwise become directly or indirectly liable for indebtedness for borrowed money,  and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

(2)          The Board may exercise all the powers of the Company to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.    Exercise of Power to Purchase Shares of or Discontinue the Company

(1)          The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

(2)          Intentionally Omitted

(3)          Without limiting the foregoing, subject to Section 42A of the Act and the approval of the Bermuda Monetary Authority or other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-law 11(3)), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Member is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company repurchases such shares (the “Purchase Price”), subject to the provisions of this Bye-law 11(3).

The Board shall notify such Member promptly that it has determined that the provisions of this Bye-law 11(3) may apply to such Member, and shall provide such Member with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Member, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of shares by such Member may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members (including by such Member selling such shares to a third party, subject to Bye-law 65 and any other relevant provisions of these Bye-laws; provided, that, for the avoidance of doubt, this Bye-law 11(3) does not release such Member from any contractual restriction on transfer to which such Member is subject) and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

If a Member subject to application of this Bye-law 11 does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof.  If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-law 11, the Company shall notify each other Member thereof, and shall permit the other Members to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Member, and then, to the extent that any Members shall fail to accept such offer, to the other Members who have elected to purchase their portion of such shares.  After offering the shares to be repurchased to the other Members in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value.  Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

The Board will exercise all reasonable efforts to exercise this option to purchase shares from Members equitably and, to the extent possible, equally among similarly situated Members.

In the event that the Member(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Purchase Notice”) at least five calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price.  The Company may revoke the Purchase Notice at any time before the Member(s), the Company or its assignee(s) pay for the shares.  The Board may authorise any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member’s shares which the Company has an option to purchase.  Payment of the Purchase Price by the Member(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five calendar days after receipt of the Purchase Notice by the selling Member.

(4)          Intentionally Omitted

12A.             Exercise of Power to Acquire Treasury Shares of the Company

The Company may acquire its own shares as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

12B.               Election of Directors

The Board shall consist of not less than five (5) and not more than fifteen (15) Directors. The maximum size of the Board at any time and from time to time within that range (which shall not exceed fifteen (15)) may be determined by resolution of the Board or by a vote of the Members at a general meeting. Any vacancy on the Board not filled at any general meeting shall remain a vacancy for the purposes of these Bye-laws.  The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C).  The initial Class A Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2003; the initial Class B Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2004; and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2005.  At each annual general meeting of Members, the successor or successors of the class of Directors shall hold office for a term expiring at the annual general meeting of Members held in the third year following the year of their election.  The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation, or removal.

13.    Defects in Appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.    Alternate Directors

The Company shall only have alternate directors if approved by the Board and the Members in general meeting.

15.    Observers’ Rights

The Board may grant, in its discretion and to Members who so request, the right to designate persons to attend meetings of the Board or committees appointed by the Board, in each case as non-voting observers.  Any such observers shall be reasonably acceptable to the Board.  Such grant of observers’ rights by the Board may be revoked by the Board, subject to any relevant contract in which the Company has agreed to grant observers’ rights.  The Company shall not be responsible for any travel or other expenses of any such observer.  No breach of any observer’s rights shall invalidate any proceeding or resolution of the Board.

16.    Removal of Directors

(1)          Subject to any provision to the contrary in these Bye-laws, the Members may, at any annual general meeting or any special general meeting convened and held in accordance with these Bye-laws, remove a Director, only for Cause by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal.

(2)          A vacancy on the Board created by the removal of a Director under this Bye-law may only be filled by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51.  A Director so elected shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director’s office is otherwise vacated.

17.    Vacancies on the Board

(1)          Without prejudice to the power of the Members by resolution to appoint any person to be a Director in accordance with these Bye-Laws, the Board, so long as a quorum of Directors remains in office, shall have the power from time to time and at any time, by the affirmative vote of at least a majority of the Directors then in office, to appoint any person as a Director to fill any vacancy on the Board.  A Director so appointed to fill a vacancy resulting from death, disqualification, resignation, or removal shall hold office in the same class of Directors as the Director whose vacant position he is filling provided that all Directors appointed by the Board pursuant to this Bye-Law 17 shall hold office only until the next following annual general meeting. If not duly elected at such annual general meeting, such Director shall vacate office at the conclusion thereof.

(2)          The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

(3)          The office of Director shall be vacated if the Director:

(a)                                  is removed from office for Cause pursuant to Bye-law 16 or is prohibited from being a Director by law;

(b)                                 is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c)                                  is or becomes of unsound mind or dies;

(d)                                 resigns his or her office by notice in writing to the Company.

18.    Notice of Meetings of the Board

(1)          A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board upon notice duly given as provided in Bye-law 18(2) below.

(2)          Notice of a meeting of the Board shall be deemed to be duly given to a Director if, at least 7 days prior to such meeting, it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose; provided, however, that a Director may consent to a shorter notice of any meeting period than the requirement of the 7 days’ prior notice period of any meeting orally or in writing before the commencement of the meeting.

19.    Quorum at Meetings of the Board

(1)          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors in office from time to time and in no event shall be less than three (3) Directors.

(2)          The quorum necessary for the transaction of business at a meeting of any committee of the Board shall be two persons who sit on such committee.

20.    Meetings of the Board

(1)          The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2)          Directors may participate in any meeting by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3)          Each Director shall have one (1) vote on any resolution to be decided by the Board unless disqualified from voting in accordance with these Bye-laws.  Except as otherwise provided herein, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

21.    Unanimous Written Resolutions

A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.  Such resolution shall be deemed to be adopted, as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

22.    Contracts and Disclosure of Directors’ Interests

(1)          Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director’s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director; provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or such company to act as Auditor of the Company.

(2)          As required by the Act, a Director shall declare the nature of any direct or indirect interest in a contract or proposed contract or arrangement between the Company and himself, his Affiliates, or a Person who employs or has employed the Director within the preceding twelve (12) months.

(3)          A Director may not vote in respect of any contract or proposed contract or arrangement in which any of the following Persons are interested:  (i) the Director; (ii) the Director’s Affiliates (except for the Company or any Designated Company, as defined in Bye-law 85); or (iii) a Person who employs or has employed the Director within the preceding twelve (12) months.  Such a director may be counted in the quorum at such meeting.  A resolution with regard to a vote in respect of any such contract or proposed contract or arrangement shall be carried by the affirmative votes of a majority of the votes cast by Directors at such meeting who are not so, directly or indirectly, interested.

23.    Remuneration of Directors

(1)          The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall only be permitted to the extent permitted under applicable law, and shall be determined by the Board and shall be deemed to accrue from day to day.  The Directors shall also be reimbursed for all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(2)          A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

(3)          To the extent permitted under applicable law, the Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director.  Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

OFFICERS

24.    Appointment of Officers

(1)              The Board may appoint such officers (who may or may not be Directors) as the Board may determine.

25.    Appointment of Secretary

The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

26.    Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.    Duties of Officers; Exercise of Executive Authority

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.    Chairman of Meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President, if there be one, shall act as chairman at all meetings of the Members and of the Board at which such person is present.  In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.    Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.    Obligations of Board to Keep Minutes

(1)          The Board shall cause minutes to be duly entered in books provided for the purpose:-

(a)                                  of all elections and appointments of Officers;

(b)                                 of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)                                  of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

(2)          Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.    Indemnification of Directors and Officers of the Company

(1)          The Company shall indemnify its Officers and Directors to the fullest extent possible except as prohibited under the Act.  Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include for the purposes of Bye-laws 31 and 32, any Person appointed to any committee by the Board or any Person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan)) and employees of the Company acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company (and the Company, in the discretion of the Board, may so indemnify and secure harmless a Person by reason of the fact that such Person was an agent of the Company or was serving at the request of the Company in any other capacity for or on behalf of the Company) from and against all actions, costs, charges, losses, damages and expenses (including, without limitation, attorney’s fees in defending any such action or in proceeding against the Company to recover under this Bye-law) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, including without limitation, any acts taken or omitted with regard to subsidiary companies of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for the acts of or the solvency or honesty of any bankers or other persons with whom any moneys or effect belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter prohibited by the Act.

(2)          Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (1) of this Bye-law 31.  Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members.

(3)          Expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (1) of this Bye-law 31 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (3) of this Bye-law 31.  The Company, in the discretion of the Board, may pay such expenses (including attorneys’ fees) incurred by agents of the Company or by Persons serving at the request of the Company in any other capacity for or on behalf of the Company upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4)          The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(5)          The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(6)          The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

(7)          No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.    Waiver of Claim by Member

Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.    Notice of Annual General Meeting

The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint.  No annual general meeting shall take place in the United States or in the United Kingdom.  At least 15 days’ notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

34.    Notice of Special General Meeting

The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgement such a meeting is necessary, upon not less than 15 days’ notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.  No special general meeting shall take place in the United States or in the United Kingdom.

35.    Accidental Omission of Notice of General Meeting

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

36.    Meeting Called on Requisition of Members

Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition of not less than one tenth of the paid up share capital of the Company as at the date of the deposit carrying the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.  The requisition delivered pursuant to this Bye-law shall contain all of the information, documents and representations required under subparagraph (3) of Bye-law 36A.

36A.             Notice of Member Business and Nominations - Annual General Meetings.

(1)              Nominations of persons for election to the Board and the proposal of business to be considered by the Members may be made at an annual general meeting (a) pursuant to the Company’s notice of meeting delivered pursuant to Bye-law 33, (b) by or at the direction of the President, the Chairman or the Board or (c) by any Member who is entitled to vote at the annual general meeting on the election of Directors or such business (as applicable), who complies with the notice procedures set forth in subparagraphs (2) and (3) and who is a Member of record at the time such notice is delivered to the Secretary.

(2)                      For nominations or other business to be properly brought before an annual general meeting by a Member pursuant to subparagraph (1)(c) above, the Member must give timely notice thereof in proper written form to the Secretary and, in the case of business other than nominations of persons for election to the Board, such other business must otherwise be a proper matter for Member action.

(3)                      To be timely, a Member’s notice must be delivered to the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the Member to be timely must be so delivered not earlier than the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting and the 10th day following the day on which the Public Announcement of the date of such annual general meeting is first made by the Company.  In no event shall the Public Announcement of an adjournment or postponement of an annual general meeting commence a new time period for the giving of a Member’s notice as described in this subparagraph (3). In order to be in proper written form, such Member’s notice must include the following information and/or documents, as applicable,

(i)                       the name and address of the Member giving the notice, as they appear in the Register of Members, and of the Beneficial Owner, if any, on whose behalf such nomination or proposal of other business is made;

(ii)                    representations that, as of the date of delivery of such notice, such Member is a holder of record of shares of the Company and is entitled to vote at such annual general meeting and intends to appear in person or by proxy at such annual general meeting to propose and vote for such nomination and any such other business;

(iii)                 as to each Member Nominee, (A) all information relating to such Member Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder (or any successor provisions thereto), including such Member Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and to being named in the Company’s proxy statement and form of proxy if the Company so determines and (B) such other information as may be reasonably requested by the Company;

(iv)                as to any other business that the Member proposes to bring before the annual general meeting, (A) a brief description of such business, (B) the text of the proposal (including the text of any resolutions proposed for consideration and (C) the reasons for conducting such business at the annual general meeting; and

(v)                   in all cases (A) the name of each Covered Person and a description of each agreement, arrangement or understanding (whether written or oral) between Covered Persons, (B) a list of the class and number of shares of the Company that are Beneficially Owned or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership, (C) a list of all Derivative Interests, (D) a description of each Voting Arrangement, (E) details of all Other Interests, (F) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (G) a list of all transactions by each Covered Person involving any shares of shares of the Company or any Derivative Interests, Voting Arrangements or Other Interests within 6 months prior to the date of the notice and (H) a representation whether any Covered Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect any Member Nominee or approve such proposal and/or otherwise to solicit or participate in the solicitation of proxies from Members in support of such nomination or proposal.

(4)  A notice delivered to the Secretary by or on behalf of any Member under this Bye-law shall be deemed to be not in compliance with this Bye-law and not be effective if (x) such notice does not include all of the information, documents and representations required under this Bye-law or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant annual general meeting and such information and/or document is not delivered to the Secretary at the registered office of the Company by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant annual general meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.

(5)  Notwithstanding the first sentence of subparagraph (3), in the event that the number of directors to be elected to the Board is increased effective at the next annual general meeting  and there is no Public Announcement specifying the size of the increased Board made by the Company at least 100 days prior to the first anniversary of the preceding year’s annual general meeting, a Member’s notice required by this Bye-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the registered office of the Company not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Company and such notice otherwise complies with the requirements of this Bye-law.

(6)  For the purpose of these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings:

(a) “Beneficial Owner” means the beneficial owner of the stock of the Company and the Beneficial Owner, shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any capital stock of the Company (a) that such Person or any of such Person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Exchange Act or any successor provisions thereto, or (b) that is the subject of, or the reference security for or that underlies any Derivative Interest of such Person or any of such Person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto), with the number of shares of capital stock of the Company deemed Beneficially Owned being the notional or other number of shares of capital stock of the Company specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of capital stock of the Company is specified in such documentation, as determined by the Board in good faith to be the number of shares of capital stock of the Company to which the Derivative Interest relates.  When two or more Persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Company or for the purpose of proposing one or more Member Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a general meeting, such syndicate or group shall be deemed a “Person” for the purpose of these Bye-laws.  In addition, any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any contract, arrangement, or device with the purpose or effect of divesting such Person of Beneficial Ownership of any capital stock of the Company or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of this Bye-laws shall be deemed for the purposes of these Bye-laws to be the Beneficial Owner of such capital stock of the Company;

(b) “Covered Person” means each Person (including any successor thereto) with whom the Member, any Beneficial Owner, any Member Group Member and each other Person (including any successor thereto) with whom any Member Group Member either is acting in concert with respect to the Company or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person (including any successor thereto) in response to a public proxy solicitation made generally by such Person to all holders of common stock of the Company) or disposing of any capital stock of the Company or to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses);

(c) “Derivative Interest” means (a) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Company or with a value derived or calculated in whole or in part from the value of the Company or any security of the Company, in each case, directly or indirectly owned of record or Beneficially Owned by any Covered Person and (b) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Company, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such Person may have entered into other transactions that hedge the economic effect of such interest;

(d) “Exchange Act” means the Securities Exchange Act of 1934 (as amended from time to time);

(e) “Member Group Member” means any Member Nominee and their respective Affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto);

(f) “Member Nominee” means each person whom a Member proposes to nominate for election as a Director;

(g “Other Interests” means other material interests of each Covered Person in such nomination or proposal or capital stock of the Company (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock or Derivative Interests);

(h) “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Members (including any quarterly income statement); and

(i) “Voting Arrangement” means each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any Person voting together with, any Covered Person with respect to any capital stock of the Company, Member Nominee or other proposal.

36B.               Notice of Member Business and Nominations — Special General Meetings.

(1)  Only such business shall be conducted at a special general meeting as shall have been brought before the meeting:

(a) pursuant to the notice of meeting delivered by the Company pursuant to Bye-law 34 or

(b) pursuant to the notice of meeting requisitioned pursuant to Bye-law 36 and delivered by the Company pursuant to Section 74 of the Act.

(2)  At a special general meeting of Members at which directors are to be elected, nominations of persons for election to the Board may be made (i) by or at the direction of the Board or (ii) by any Member who is entitled to vote at the special general meeting on the election of directors, who complies with the notice procedures set forth in this Bye-law 36B and who is a Member of record at the time such Member’s notice is delivered to the Secretary.

(3)  At a special general meeting of Members at which directors are to be elected, any Member may nominate such number of persons for election to such position(s) as are specified in the Company’s notice of meeting, if the Member’s notice thereof, containing all of the information, documents and representations required under Bye-law 36A (3) shall be delivered to the Secretary at the registered office of the Company not earlier than the 120th day prior to such special general meeting and not later than the close of business on the later of the 90th day prior to such special general meeting and the 10th day following the day on which Public Announcement of the date of the special general meeting and of the nominees proposed by the Board to be elected at such special general meeting is first made by the Company.

(4)              A notice delivered to the Secretary by or on behalf of any Member under this Bye-law 36B shall be deemed to be not in compliance with this Bye-law 36B and not be effective if (x) such notice does not include all of the information, documents and representations required under this Bye-law 36B or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant special general meeting and such information and/or document is not delivered to the Secretary at the registered office of the Company by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.  In no event shall the Public Announcement of an adjournment or postponement of a special general meeting commence a new time period for the giving of a Member’s notice as described above.

36C.               Notice of Member Business and Nominations - General

Only persons who are nominated in accordance with the procedures and other requirements set forth in Bye-laws 36A and 36B shall be eligible to be elected as directors at a general meeting and only such business shall be conducted at a general meeting as shall have been brought before the meeting in accordance with the procedures set forth in Bye-laws 36, 36A or 36B.  The Board may adopt by resolution such rules and regulations for the conduct of general meetings as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board or these Bye-laws, the Chairman shall have the right and authority to convene the general meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman, are appropriate for the proper conduct of the general meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman, may include the following:

(a) the establishment of an agenda or order of business for the general meeting;

(b) rules and procedures for maintaining order at the meeting and the safety of those present;

(c) limitations on attendance at or participation in the general meeting to Members, their duly authorized proxies and such other persons as the Board or the Chairman shall determine;

(d) restrictions on entry to the general meeting after the time fixed for the commencement thereof; and

(e) limitations on the time allotted to questions or comments by participants.

Except as otherwise provided by the Act, and these Bye-laws, the Board or the Chairman shall, if the facts warrant, determine and declare to the general meeting that any business (including a nomination for election as a director) was not properly brought before the general meeting (including whether such business proposed to be brought before the general meeting was made in accordance with the procedures and other requirements set forth in these Bye-laws (including Bye-laws 36, 36A and 36B)) and if the Board or the Chairman should so determine, shall so declare to the general meeting, and any such business not properly brought before the general meeting shall not be transacted or considered.  Notwithstanding the foregoing provisions of Bye-laws 36, 36A and 36B, unless otherwise required by the Act, if the Member (or a qualified representative of the Member) does not appear at the annual general or special general meeting to present and vote for a nomination and any such other proposed business previously put forward by or on behalf of such Member or, immediately prior to the commencement of such meeting, such Member does not provide a written certification to the Company on and as of the date of the applicable meeting that such Member and each Covered Person, if any, is then in compliance with Bye-law 36A or 36B, as applicable, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such nomination or business may have been received by the Company.

37.    Short Notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares of the Company giving a right to attend and vote thereat in the case of a special general meeting.

37A.             Giving Notice and Access

(1)  A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

(c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) in accordance with subparagraph (4) of this Bye-law.

(2)  Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

(3)  Any notice (save for one delivered in accordance with subparagraph (4) of this Bye-law) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

(4)  Where a Member indicates his consent (in a form and manner satisfactory to the Board), to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

(5)  In the case of information or documents delivered in accordance with subparagraph (4) of this Bye-law, service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

38.    Postponement of Meetings

The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided, that notice of postponement is given to each Member before the time for such meeting.  Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.    Quorum for General Meeting

At the commencement of any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares of the Company which have voting rights attached to them shall form a quorum for the transaction of business; provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time.  If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

40.    Adjournment of Meetings

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting.  Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41.    Attendance at Meetings

Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is a Person who is not an individual, its representative) is physically present in the United States).

42.    Written Resolutions

(1) Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting be done by resolution in writing in accordance with this Bye-law.

(2) Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon.  The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

(3)          A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

(4)          A resolution in writing may be signed in any number of counterparts

(5)          A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(6)          A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

(7)          This Bye-law shall not apply to:

(a) a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b) a resolution passed for the purpose of removing a Director before the expiration of his term of office.

(8)          For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date

43.    Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.    Voting at Meetings

(1)          Except as required by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting (after giving effect to the provisions of Bye-law 51) and in the case of an equality of votes the resolutions shall fail provided (i) the sale, lease or transfer of substantially all the assets of the Company, (ii) the discontinuance of the Company out of Bermuda to another jurisdiction, (iii) mergers or amalgamations or (iv) any amendment to this Bye-law provision shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(2)          Notwithstanding the provisions of paragraph (1) of this Bye-law 44, each of the following actions shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members: (i) the sale, lease or transfer of substantially all the assets of the Company to an Affiliate of the Company or any officers or directors of the Company or any Affiliate thereof and (ii) any amendment to Bye-laws 1(b), 1(j), 1(k), 1(m), 1(o), 1(r), 1(bb), 11, 51, 52, 53, 56(1), 65(2), 85 or 90; provided, however, that in the case of any amendments to Bye-laws 11, 51, 52, 53, 56(1) or 65(2), such amendments shall only be subject to this paragraph (2) if such amendment (A) could have the effect of increasing any of the rights of the Company relative to any Member, or (B) otherwise could adversely affect any Member.  Any amendment to this paragraph 2 of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(3)          Notwithstanding the provisions of paragraph (1) of this Bye-law 44, in the case of any transaction described in clause (i) of such paragraph (1) or in the case of a merger or amalgamation with a third party (in addition to any approval requirements set out in the Act), where any Member does not have the same right to receive the same consideration as all other Members in such transaction, such transaction must be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.  Any amendment to this paragraph (3) of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(4)          Notwithstanding the provisions of paragraph (1) of this Bye-law 44, any amendment to (i) the last paragraph of Bye-law 54 or (ii) this paragraph 4 of Bye-law 44, shall, in each case, be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(5)          Notwithstanding any provision in this Bye-law to the contrary, if the Act requires that any relevant class of Members approve any action or the Act requires a higher vote, such voting requirements shall apply.

(6)          No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45.    Decision of Chairman

At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.    Demand for a Poll

(1)          Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:-

(a)                                  the chairman of such meeting; or

(b)                                 at least three Members present in person or represented by proxy; or

(c)                                  any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)                                 any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

(2)   Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and to the provisions of Bye-law 51, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-law or in the case of a general meeting at which one or more Members are present by telephone or electronic means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

(3)   A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4)   Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy.  Each person present by telephone or electronic means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47. Seniority of Joint Holders Voting

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48. Instrument of Proxy

(1)   Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws.  Every instrument of proxy, whether for a specified meeting or otherwise, shall be in such form (including, without limitation, written or electric form) as the Directors may from time to time determine and as required by applicable law.

(2)   A Person so authorised as a proxy or representative shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting.

(3)   The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith), prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

(4)   Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at the meeting or in connection with that written resolution.  The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit.  The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5)   A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

(6)   Subject to the Act, the Board may at its discretion, or the chairman of the relevant meeting may at his or her discretion with respect to such meeting only, waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

49. Representation of Corporations at Meetings

A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member.  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation that is a Member.

VOTES OF MEMBERS

50. General

Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share, but the exercise of any voting right shall be subject to the provisions of Bye-law 51 below.

51. Limitation on Voting Rights of Controlled Shares

(1)   If, as a result of giving effect to the provisions of Bye-law 50 or otherwise, the votes conferred by the Controlled Shares of any Person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such Person are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such Person shall constitute 9.5% of the total voting power of all of the shares entitled to vote generally at any election of Directors.

(2)   In determining the reduction in votes conferred by Controlled Shares pursuant to Bye-law 51(1), the reduction in the vote conferred by the Controlled Shares of any Person shall be effected proportionately among all the Controlled Shares of such Person; provided, however, that if a Member owns, or is treated as owning by the application of Section 958 of the Code, interests in another Member, the reduction in votes conferred by Controlled Shares of such Member (determined solely on the basis of shares held directly by such Member and shares attributed from such other Member) shall first be effected by reducing the votes conferred on the shares held directly by the Member that owns directly or through another entity an interest in  such other Member.  The reduction in the votes of the shares held by such Member effected by the foregoing proviso shall be conferred on the shares held by such Member (and not otherwise reduced by the operation of this Bye-law 51) to the extent that so doing does not cause any Person to be treated as a 9.5% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Members; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any Person to be treated as a 9.5% U.S. Shareholder.

In the event that the aggregate reductions required by Bye-laws 51(1) and (2) result in less than 100 percent of the voting power of the shares being entitled to be cast, the excess of 100 percent of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Members, proportionately, based on the number of shares held by each Member; provided, however, that the shares of a Member shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder.  The maximum votes that shall be conferred pursuant to this paragraph of Bye-law 51(2) on a corporation organised under the laws of the United Kingdom shall be 24.9%.

(3)   Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such member or to evidence that such Person’s voting power is no greater than such threshold.

(4)   Notwithstanding anything to the contrary in this Bye-law 51, the votes conferred by the Controlled Shares of any Person shall not exceed such amount as would result in any U.S. Person that owns shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or the lower percentage designated by a Member pursuant to Bye-law 51(3) hereof) of the aggregate voting power of the votes conferred by all the shares of the Company entitled to vote generally at any election of Directors.

(5)   The Board shall implement the foregoing in the manner set forth in this Bye-law.  In addition to any other provision of this Bye-law 51, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Member or its affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Members (to the extent possible under the circumstances).

52. Notice

Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Members of the voting power conferred by their shares at such meeting determined in accordance with Bye-laws 50 and 51 hereof.

53. Requirement to Provide Information and Notice

(1)   The Company shall have the authority to request from any holder of shares, and such holder of shares shall provide, (a) a statement setting forth that the holder is the direct beneficial owner of the shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the shares owned by each such beneficial owner), the place of organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S. Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any Person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting forth the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting forth the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject to such option or other right and (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of clause (b) of this Bye-law 53(1), if the beneficial owner of the shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the beneficial owner.  For purposes of this Bye-law, a Person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules).  In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

(2)   Any information provided by each Member to the Company pursuant to this Bye-law, the Initial Investor Questionnaire attached as Exhibit A to a Subscription Agreement, executed in connection with a subscription for shares of the Company (each a “Subscription Agreement”), or other information provided pursuant to this Bye-law or for purposes of making the analysis required by Bye-law 11, 51 or 65 or implementing Bye-law 90, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-laws (except as may be required otherwise by applicable law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-laws, (iii) to officers and employees of the Company, as set forth in Bye-law 53(3) or (iv) as otherwise required by law or regulation.

(3)   The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Bye-law 53(2)(ii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-law 51, 11 or 65, to implement Bye-law 90 or to determine whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code.  Prior to granting access to the Confidential Information to such Persons or to any officer or employee as set forth below, the Company shall inform them of its confidential nature and of the provisions of this Bye-law and shall require them to abide by all the provisions hereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company).  The Company shall be permitted to disclose the Confidential Information to an officer (who is not also a Director of the Company) of the Company or any of its Subsidiaries, but only if such officer requires the Confidential Information to ensure that the Company satisfies the obligations set forth in Bye-law 90, to determine whether the Company would realise any income that would be included in the income of any Member by operation of Section 953(c) of the Code or to implement Bye-law 51, 11 or 65.  For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-law 51.  At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

(4)   The Company shall (i) notify a Member immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Member and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)   If a Member fails to respond to a request for information from the Company pursuant to this Bye-law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Member’s shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

(6)   The Board may rely exclusively on the analysis, deliberation, reports and other communications of those Persons specified in (i)-(iii) of Bye-law 53(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, satisfying the obligations set forth in Bye-law 90, determining whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code or implementing Bye-law 51, 11 or 65.

SHARE CAPITAL AND SHARES

54. Rights of Shares

Subject to any resolution of the Members or, pursuant to Bye-law 55,  the Board to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Bye-laws:

(a)                                  be entitled to one vote per share (but the exercise of any voting right shall be subject to the provisions of Bye-law 51 hereof);

(b)                                 be entitled to such dividends as the Board may from time to time declare;

(c)                                  in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company;  and

(d)                                 generally be entitled to enjoy all of the rights attaching to shares.

The Company shall not undertake any transaction (including, without limitation, any transaction in which any shares would be combined into a smaller number of shares) that would cause the Company to purchase, redeem or otherwise acquire any share or fractional share held by any Member without the agreement of such Member unless approved by the affirmative vote of eighty percent (80%) of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs before an initial public offering) or unless approved by the affirmative vote of at least two-thirds of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs after an initial public offering); provided, however, that the foregoing restriction shall not prevent the Company from effecting the provisions of Bye-law 11(2) or 11(3) or from engaging in any amalgamation with an entity not an Affiliate of the Company and not involving an internal restructuring, any discontinuance in Bermuda and continuance in a new jurisdiction or any scheme of arrangement, in accordance with the provisions of these Bye-laws.

54A.    Rights of Treasury Shares

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

55. Power to Issue Shares

(1)   Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company at such times, for such consideration and on such terms and conditions as it may determine and, further, any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Board may determine.  Further, the Board may create and issue shares of a new class or of any existing class of shares and the Board may generally exercise the powers of the Company set out in sections 45(1)(b), (c), (d) and (e) of the Act.  The Board may also issue options, warrants or other rights to purchase or acquire shares or, subject to Section 43 of the Act, securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issue of shares or options or rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.  The Board may create and issue series of shares including, but not limited to, series of preferred shares (which may or may not be separate classes of preferred shares), at such times, for such consideration and on such terms and conditions, with similar or different rights or restrictions as any other series (or class) and to establish from time to time the number of preferred shares to be included in each such series (or class), and to fix the designation, powers, preferences, voting rights, dividend rights, repurchase provisions, and other rights, qualifications, limitations or restrictions thereof, as it may determine.

(2)   The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

(3)   The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any Person of or for any shares in the

Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

(4)   The Company may (and the Board may exercise such power) from time to time do any one or more of the following things:

(a)                                  make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

(b)                                 accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

(c)                                  pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)                                 issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

(5)   Notwithstanding Bye-law 55(1), the Board may not grant options to directors, officers or employees of the Company to acquire shares at an exercise price less than the Fair Market Value of any such shares on the date of grant.

56. Variation of Rights, Alteration of Share Capital and Purchase of Shares of the Company

(1)   Subject to the provisions of Section 42 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be issued that, at a determinable date or at the option of the Members of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution approve.

(2)   Subject to the provisions of Section 43 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Members of the Company before the conversion may by resolution approve.

(3)   If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act.  The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or having different restrictions.  Further, the rights attaching to any shares shall be deemed not to be altered by the creation or issue of any share ranking in priority for payment of a dividend or in respect of capital or which confer on the holder thereof voting rights more favourable then those conferred by such common share.

(4)   The Company may from time to time change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act.  Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

(5)   Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time, the Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

57. Registered Holder of Shares

(1)   In addition to the provisions of Section 65(7) of the Act, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof subject to any lien the Company may have with respect to such shares in accordance with these Bye-laws, and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other Person.

(2)   Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such Person and to such address as the holder or joint holders may in writing direct.  If two or more Persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

58. Death of a Joint Holder

Where two or more Persons are registered as joint holders of a share or shares then, in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59. Share Certificates

(1)   Every Member shall be entitled to a certificate under the common seal of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying how much has been paid thereon.  The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. Notwithstanding the provisions of Bye-law 87, the Board may determine that a share or other security certificate need not be signed (the seal attested) on behalf of the Company.

(2)   If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

60. Lien on, Calls on and Forfeiture of Shares

(1)   The Company shall have a first and paramount lien on every share (whether or not such share is a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his or her estate to the Company in connection with any loan made by the Company to such Member to acquire shares in the Company or any holding company, subsidiary company or affiliated company of the Company as permitted under Section 39A(4)(c) of the Act and in connection with any other loan made by the Company to a Member for any other purpose whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any Person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his or her estate and any other Person, whether a Member or not.  The Company’s lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof.  The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

(2)   Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfilment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the Person entitled thereto by reason of his or her death or bankruptcy.

(3)   The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the Person entitled to the share at the time of the sale.  To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof.  The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(4)   Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days’ notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares.  A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

(5)   A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments.  The Board may make arrangements on the issue of shares for a difference between the shareholders in the amount of calls to be paid and in the times of payment.

(6)   A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.  The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.

(7)   If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

(8)   No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other Person, together with interest and expenses (if any) shall have been paid.

(9)   On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(10) Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

(11) The Board may, on the issue of shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment of such calls.

(12) The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide.  The Board may at any time repay the amount so advanced upon giving to such Member not less than one month’s notice in writing of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.  Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

(13) If a call remains unpaid after it has become due and payable the Board may give to the Person from whom it is due not less than fourteen (14) clear days’ notice:

(a)                                  requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

(b)                                 in the form, or as near thereto as circumstances admit, of Form “B” in the Schedule hereto.

(14) If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

(15) When any share has been forfeited, notice of the forfeiture shall be served upon the Person who was before forfeiture the holder of the share.  No forfeiture shall be invalidated by any omission or neglect to give such notice.

(16) The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

(17) Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and, subject to Bye-laws 50 and 51, may be sold, re-allotted, or otherwise disposed of to such Person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

(18) A Person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Board shall in its discretion so require) interest thereon from the date of forfeiture until payment at such rate as the Board determines.  The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his or her liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.  For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and date of actual payment.

(19) A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all Persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the Person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share.  When any share shall have been forfeited, notice of the declaration shall be given to the member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

(20) Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

(21) The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

(22) The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

REGISTER OF MEMBERS

61. Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

62. Inspection of Register of Members

The Register of Members shall be open to inspection at the registered office of the Company on every day other than a Saturday, Sunday or public holiday in Bermuda, or, in the case of the branch register, in the United States, in the jurisdiction where such Branch Register of Members is maintained, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such day be allowed for inspection.  The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

63. Determination of Record Dates

Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

(a)                                  determining the Members entitled to receive any dividend; and

(b)                                 determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES AND WARRANTS

64. Instrument of Transfer

(1)   Subject to the Act and to such of the restrictions contained in these Bye-laws as may be applicable, any Member may transfer all or any of his shares or warrants by an instrument of transfer as specified herein.

(2)   An instrument of transfer shall be in such form as authorised by the Board but subject to the provisions of the Act applying to transfers of shares as the same shall stand from time to time including any provision requiring a proper instrument of transfer to be delivered to the Company, as the same may apply to the Company.  The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members or such warrant until the same has been transferred to the transferee in the applicable register of warrants.

(3)   The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate, in respect of the shares, or the warrants, to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(4)   The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

65. Restriction on Transfer

(1)   The Board shall not register a transfer unless all applicable consents, authorisations and permissions of any governmental or regulatory body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained shall have been obtained.  Unless otherwise prohibited by applicable law, rule or regulation, the Board shall approve such a transfer, except as otherwise provided in these Bye-laws.

(2)   The Board may decline to register the transfer of any shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (x) pursuant to an effective registration statement under the Securities Act, (y) after an initial public offering of shares pursuant to such a registration statement, in a sale by a Member in accordance with Rule 144 or (z) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any subsidiary thereof, any Member or any Person ceding insurance to the Company or any subsidiary of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obligated to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obligated to register such transfer upon the receipt of such an opinion.  A proposed transferee will be permitted to dispose of any shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused.  The transferor of such shares or warrants shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register of Members or such warrants has been registered on the applicable register of warrants.

(3)   Except in connection with an effective registration statement, a sale in accordance with Rule 144 of the shares of the Company after an initial public offering or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, the Board may require any Member, or any Person proposing to acquire shares or warrants of the Company, to provide the information required by Bye-law 53.  If any such Member or proposed acquiror does not provide such information, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares or warrants to which such request related.

(4)   If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the instrument of transfer was lodged, send to the proposed transferor and transferee notice of such refusal.

(5)   Any purported transfer (except by operation of law) of any shares or warrants in contravention of any of the restrictions on transfer contained in these Bye-laws shall be void and of no effect.

66. Transfers by Joint Holders

The joint holders of any share(s) or warrant(s) may transfer such share(s) or warrant(s) to one or more of such joint holders, and the surviving holder or holders of any share(s) or warrant(s) previously held by them jointly with a deceased Member may transfer any such share or warrant to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

67. Representative of Deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only Persons recognised by the Company as having any title to the deceased Member’s interest in the shares.  Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share that had been jointly held by such deceased Member with other Persons.  Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other Person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68. Registration on Death or Bankruptcy

Any Person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may  elect to nominate some Person to be registered as a transferee of such share, and in such case the Person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form “D” in the Schedule hereto.  On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

69. Declaration of Dividends by the Board

The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

70. Other Distributions

The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71. Reserve Fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special purpose.

72. Deduction of Amounts Due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALISATION

73. Issue of Bonus Shares

(1)   The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares, pro rata, to the Members.

(2)   The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

74. Records of Account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)                                  all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)                                 all sales and purchases of goods by the Company; and

(c)                                  the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

75. Financial Year-end

The financial year-end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

76. Financial Statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.  A resolution in writing made in accordance with Bye-law 42 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

AUDIT

77. Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.  Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

78. Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine, or, by the Board as permitted under the Act.

79. Vacation of Office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

80. Access to Books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

81. Report of the Auditor

(1)   Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2)   The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards.  The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3)   The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda.  If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

82. Notices to Members of the Company

A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member’s address in the Register of Members or to such other address given for the purpose.  For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, electronic-mail or other mode of representing words in a legible and non-transitory form.

83. Notices to Joint Members

Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more Persons, be given to whichever of such Persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

84. Service and Delivery of Notice

Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

85. Certain Subsidiaries

(1)   Notwithstanding any provision of these Bye-laws to the contrary, if (i) the voting rights of the Controlled Shares of any U.S. Person are adjusted pursuant to Bye laws 51(1) and 51(4) and (ii) the Company is required or entitled to vote with respect to the election of directors at a general meeting of any direct non-U.S. subsidiary of the Company that either (i) is an insurance company or (ii) has a direct or indirect subsidiary that is an insurance company, the Board shall refer the subject matter of such vote to the Members of the Company on a poll (subject to Bye-laws 50-53 (inclusive)) and seek authority from the Members for the Company’s corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary.  The Board shall direct the Company’s corporate representative or proxy to vote the Company’s shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.  The Board shall have authority to resolve any ambiguity.

(2)   The Board in its discretion shall require that the Bye-laws or Articles of Association or similar organizational documents of each subsidiary of the Company organized under the laws of a jurisdiction outside the United States of America, other than any non-U.S. subsidiary that is a direct or indirect subsidiary of a U.S. Person, shall contain provisions substantially similar to Bye-law 85(1) and this Bye-law 85(2).  The Company shall enter into agreements, as and when determined by the Board, with each such subsidiary, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-law.

SEAL OF THE COMPANY

86. The Seal

The Company may adopt a seal in such form as the Board may from time to time determine.  The Board may adopt one or more duplicate seals for use in or outside Bermuda.

87. Manner in Which Seal is to be Affixed

(1)     A seal may, but need  not be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.  Any such signature may be printed or affixed by mechanical means on any share certificate, debenture, share or other security certificate.

(2)     A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

BENEFITS AND INSURANCE

88. Benefits and Insurance

(1)     The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options and incentive plans and loans to acquire shares (subject to obtaining any general or specific consent under the provision of Section 96 of the Act), by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its subsidiaries, or affiliates and for any member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

(2)   Without prejudice to the provisions of Bye-laws 31 and 32, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or were at any time Directors, Officers, or employees of the Company, or of any of its subsidiaries or affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such subsidiary or affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary or pension fund.

(3)   No Director or former Director shall be accountable to the Company or the Members for any benefit provided pursuant to this Bye-law and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director.

WINDING-UP

89. Determination to Liquidate/Winding-up/Distribution by Liquidator

Subject to the Act, the Company shall be wound up voluntarily by resolution of the Members; provided, that the Board shall have the power to present any petition and make application in connection with winding up or liquidation of the Company.  If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CERTAIN TAX PROVISIONS

90. Unrelated Business Taxable Income

The Company shall, and shall cause its Designated Companies to, undertake reasonable best efforts to ensure that neither the Company nor any Designated Company realises any income that causes any Member (or any interest holder, whether direct or indirect, in any Member) to realise “unrelated business taxable income” (“UBTI”) as determined under Section 512 of the Code.  The Company shall be deemed to have satisfied its obligation to undertake reasonable best efforts to ensure that a Member (or any interest holder, whether direct or indirect, in any Member) does not realise UBTI solely as a result of the Member being considered a “United States shareholder” (as defined in Section 951(b) of the Code) (but not as specially defined in Section 953(c) of the Code) of the Company by the due implementation of the provisions of Bye-law 51.

ALTERATION OF BYE-LAWS

91. Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members, in accordance with Bye-law 44.

SCHEDULE - FORM A (Intentionally Omitted)

SCHEDULE - FORM B (Bye-law 60)

NOTICE OF LIABILITY TO FORFEITURE FOR NON-PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the        day of         , 20   last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the        day of          , 20   last, the day appointed for payment of such call.  You are hereby notified that unless you pay such call together with interest thereon at the rate of            per annum computed from the said         day of          , 20    last, on or before the         day of          , 20    next at the place of business of the Company the share(s) will be liable to be forfeited.

Dated this         day of               , 20

[Signature of Secretary]

By order of the  Board

SCHEDULE - FORM C (Bye-law 64) (Intentionally Omitted)

SCHEDULE - FORM D (Bye-law 68)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
OF A MEMBER

I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the register of members of Montpelier Re Holdings Ltd. in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this          day of            , 20

Signed by the above-named	)
[Person or Persons entitled]	)
in the presence of: )

Signed by the above-named	)
[transferee] )
in the presence of:

NOTICE OF 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2010 Annual Meeting of Montpelier Re Holdings Ltd. (the “Company”) will be held at the offices of the Company, Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 19, 2010, at 10:30 a.m. Atlantic Daylight Time for the following purposes:

1.                                       To fix the number of directors of the Company at twelve and to elect one Class A director and four Class B directors to the Company’s Board of Directors to a term expiring in 2012 and 2013, respectively,

2.                                       To elect the designated company directors of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda,

3.                                       To approve three proposals amending and restating the Company’s Amended and Restated Bye-Laws, each of which, if adopted, would go into effect from the conclusion of the 2010 Annual Meeting,

4.                                       To appoint PricewaterhouseCoopers, an independent registered public accounting firm, as the Company’s independent auditor for 2010 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration, and

5.                                       To consider such other business as may properly come before the 2010 Annual Meeting or any adjournments thereof.

The Company’s audited financial statements as of and for the year ended December 31, 2009, as approved by the Company’s Board, will be presented at the 2010 Annual Meeting, pursuant to the provisions of the Bermuda Companies Act 1981 and the Company’s Bye-Laws.

The close of business on March 31, 2010 has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the 2010 Annual Meeting or any adjournments thereof.  For a period of at least 10 days prior to the 2010 Annual Meeting, a complete list of Shareholders entitled to vote at the 2010 Annual Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

MONTPELIER RE HOLDINGS LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2010

The undersigned appoints Thomas G.S. Busher or failing him any other officer of Montpelier Re Holdings Ltd. as proxy, to vote on behalf of the undersigned, all Common Shares of the undersigned at the 2010 Annual Meeting to be held May 19, 2010, and at any adjournment thereof, subject to any directions indicated below.

To fix the number of directors of the Company at twelve and to elect one Class A director and four Class B directors to the Company’s Board of Directors to a term expiring in 2012 and 2013, respectively:

(01)    John G. Bruton, (02) John F. Shettle, Jr., (03) Morgan W. Davis, (04) Thomas G. S. Busher, (05) Heinrich Burgi

To elect the designated company directors of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda:

(01)    Anthony Taylor, (02) Thomas G.S. Busher, (03) Christopher L. Harris, (04) David S. Sinnott

To approve three proposals amending and restating the Company’s Amended and Restated Bye-Laws, each of which, if adopted, would go into effect from the conclusion of the 2010 Annual Meeting.

To appoint PricewaterhouseCoopers, an independent registered public accounting firm, as the Company’s independent auditor for 2010 and to authorize the Company’s Board of Directors, acting by the Company’s Audit Committee, to set their remuneration.

Your vote is important!  Please complete, date, sign and return this form to Proxy Services, c/o Computershare, P.O. Box 43102, Providence, RI 02940-5068 in the accompanying envelope, which does not require postage if mailed in the United States.

This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon.  If this form of proxy is properly signed and returned but no direction is given, the proxy will be voted FOR each proposal listed on the reverse side and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2010 Annual Meeting.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Please mark

☒	votes as in

this example.

The Board of Directors recommends a vote “FOR” the proposals listed below.

		FOR	AGAINST	ABSTAIN

1.	Approval of a Twelve Member Board and Election of Directors.

John G. Bruton		☐	☐	☐
John F. Shettle, Jr.		☐	☐	☐
Morgan W. Davis		☐	☐	☐
Thomas G. S. Busher		☐	☐	☐
Heinrich Burgi		☐	☐	☐

2.	Election of Designated Company Directors for Montpelier Re.

Anthony Taylor		☐	☐	☐
Thomas G. S. Busher		☐	☐	☐
Christopher L. Harris		☐	☐	☐
David S. Sinnott		☐	☐	☐

3A.	To approve advance notice provisions in our Bye-Laws.	☐	☐	☐

3B.	To approve limits on our Board size in our Bye-Laws.	☐	☐	☐

3C.	To approve reductions in subsidiary board elections in our Bye-Laws.	☐	☐	☐

4.

To appoint PricewaterhouseCoopers, an independent registered public accounting firm, as the Company’s independent auditor for 2010 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

		☐	☐	☐

5.	To consider such other business as may properly come before the 2010 Annual Meeting and any adjournments thereof.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof. Please sign exactly as name appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: